UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14-A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                        Greater Atlantic Financial Corp.
             ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                      -------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:

             Common Stock, par value $0.10 per share of Greater Atlantic Financial Corp.

         2)  Aggregate number of securities to which transaction applies:

             3,024,220 shares

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              The filing fee was determined based upon the outstanding shares of common stock, 3,024,220 shares multiplied by $0.10. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying $302,422 by .00005580.

         4)  Proposed maximum aggregate value of transaction:

             $302,422

         5)  Total fee paid:

             $16.88

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed: ______________, 200___

                     [Greater Atlantic Financial Corp. Logo]
                  Merger Proposal - Your Vote is Very Important
                                [Mail Date], 2009

Dear Stockholder:

     You are cordially invited to attend a special meeting of the stockholders of Greater Atlantic Financial Corp. ("GAFC"), the holding company for Greater Atlantic Bank. The meeting will be held at the Crowne Plaza Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia on [Meeting Date], 2009, at 2:00 p.m., Local time.

     At the special meeting, you will be asked to approve a merger agreement by and among GAFC, MidAtlantic Bancorp, Inc. and GAF Merger Corp. The merger agreement provides for the acquisition of GAFC by MidAtlantic Bancorp, Inc. Upon completion of the merger, you will be entitled to receive a cash payment of $0.10 (without interest) for each share of GAFC stock that you own. Following completion of the merger, GAFC stockholders who do not properly exercise dissenters' rights will no longer have any rights or interest in GAFC.

     The completion of the merger is subject to certain conditions, including the approval of the merger agreement by the affirmative vote of a majority of the outstanding shares of GAFC common stock and the approval of bank regulatory authorities. We urge you to read the attached proxy statement carefully. It describes the merger agreement in detail and includes a copy of the merger agreement as Appendix A.

     Your Board of Directors has approved the merger agreement and unanimously recommends that you vote "FOR" approval of the merger agreement because the board believes it to be in the best interests of the GAFC stockholders.

     The receipt of cash in exchange for your GAFC stock in the merger generally will be a taxable transaction for United States federal income tax purposes. We urge you to consult your own tax advisor for a full understanding of the merger's tax consequences that are particular to you.

                           Your Vote Is Very Important

     Whether or not you plan to attend the special meeting, please complete, date and sign the enclosed proxy card and return it promptly in the postage-paid envelope provided.

     On behalf of the Board of Directors, I thank you for your prompt attention to this important matter.


                                       Sincerely,


                                       Carroll E. Amos
                                       President and Chief Executive Officer

     This proxy statement and the enclosed proxy card are being first mailed on or about [Mail Date], 2009 to stockholders of record.

                        Greater Atlantic Financial Corp.
                      10700 Parkridge Boulevard, Suite P-50
                             Reston, Virginia 20191
                                 (703) 391-1300

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

DATE AND TIME
                                        [Meeting Date], 2009 at 2:00 p.m., Local time.

PLACE
                                        Crowne Plaza Tysons  Corner,  1960 Chain
                                        Bridge Road, McLean, Virginia

ITEMS OF  BUSINESS
                                        (1) To approve  and adopt the  Agreement
                                        and Plan of Merger, dated June 15, 2009,
                                        by and among MidAtlantic Bancorp,  Inc.,
                                        GAF Merger  Corp.  and Greater  Atlantic
                                        Financial    Corp.    ("GAFC").     Upon
                                        completion  of the  merger,  you will be
                                        entitled   to  receive   $0.10  in  cash
                                        (without  interest)  for  each  share of
                                        GAFC  common  stock  that you own unless
                                        you   properly   exercise   and  perfect
                                        dissenters'  rights as discussed  below;
                                        and

                                        (2) To consider and vote upon a proposal to adjourn the special meeting to a later date, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to adopt and approve the merger agreement; and

                                        (3) To authorize the Board of Directors,
                                        in  its  discretion,  to  vote  upon  or
                                        transact  any  other  business  that may
                                        properly come before the special meeting
                                        (or  any   adjournment  or  postponement
                                        thereof).

RECORD DATE
                                        In order to vote, you must have been a stockholder at the close of business on July 6, 2009.

PROXY VOTING
                                        It is  important  that  your  shares  be
                                        represented  and  voted  at the  special
                                        meeting.  You can vote  your  shares  by
                                        completing  and returning the proxy card
                                        sent to  you.  Voting  instructions  are
                                        printed  on  your  proxy  card.  You can
                                        revoke a proxy at any time  prior to its
                                        exercise  at  the  special   meeting  by
                                        following the instructions in the proxy statement.

     Holders of GAFC common stock who submit a written demand for appraisal of their stock in connection with the proposed merger and who perfect their dissenters' rights by complying with the applicable statutory procedures under Delaware law will be entitled to receive a cash payment for the fair value of their stock. A summary of the applicable requirements of Delaware law is contained in this document. See "The Merger-Dissenters' Appraisal Rights." In addition, the text of the applicable provisions of Delaware law is attached as Appendix B to this document.



                                       Edward C. Allen
                                       Corporate Secretary

The Board of Directors of Greater Atlantic Financial Corp. unanimously recommends that you vote "FOR" the approval and adoption of the merger agreement and "FOR" the proposal to adjourn the special meeting, if necessary, to solicit additional proxies to vote in favor of the merger agreement. Whether or not you plan to attend the special meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                Table of Contents


                                                                                                        Page
                                                                                                      ---------

SUMMARY
-------

QUESTIONS AND ANSWERS ABOUT THE MERGER
--------------------------------------

THE SPECIAL MEETING
-------------------
      Place, Date and Time
      --------------------
      Purpose of the Meeting
      ----------------------
      Who Can Vote at the Meeting; Record Date
      ----------------------------------------
      Quorum and Vote Required
      ------------------------
      Shares Held by Directors and Officers of GAFC; Voting Agreements.
      -----------------------------------------------------------------
      Voting by Proxy
      ---------------
      How to Revoke Your Proxy
      ------------------------
      Proxy Solicitation Costs
      ------------------------

PROPOSAL 1: APPROVAL AND ADOPTION OF THE MERGER AGREEMENT
---------------------------------------------------------

THE MERGER
----------
      The Parties to the Merger
      -------------------------
      Form of the Merger
      ------------------
      Treatment of GAFC Stock Options
      -------------------------------
      Procedures for Surrendering Your Certificates
      ---------------------------------------------
      Material Federal Income Tax Consequences of the Merger
      ------------------------------------------------------
      Background of the Merger
      ------------------------
      GAFC's Reasons for the Merger and Recommendation of the Board of Directors
      --------------------------------------------------------------------------
      Opinion of GAFC's Financial Advisor
      -----------------------------------
      Interests of Directors and Officers in the Merger that Are Different From Your Interests
      ----------------------------------------------------------------------------------------
      Approvals Needed to Complete the Merger
      ---------------------------------------
      Financing the Merger
      --------------------
      Accounting Treatment of the Merger
      ----------------------------------
      Dissenters' Appraisal Rights
      ----------------------------

THE MERGER AGREEMENT
--------------------
      When Will the Merger Be Completed
      ---------------------------------
      Conditions to Completing the Merger
      -----------------------------------
      Other Provisions of the Merger Agreement
      ----------------------------------------

PROPOSAL 2: OTHER MATTERS ADJOURNMENT OF THE SPECIAL MEETING
------------------------------------------------------------

STOCK OWNERSHIP
---------------

WHERE YOU CAN FIND MORE INFORMATION
-----------------------------------

APPENDIX A       Agreement and Plan of Merger, dated June 15, 2009 by and among
                 MidAtlantic Bancorp, Inc., GAF Merger Corp. and Greater Atlantic
                 Financial Corp. (exhibits omitted)
APPENDIX B       Section 262 of the Delaware General Corporation Law


                                     Summary

     This summary highlights selected information regarding the merger from this proxy statement and does not contain all the information that is important to you. For a more complete description of the terms of the proposed merger, we urge you to read carefully the entire document and the other documents to which we refer, including the merger agreement, attached as Appendix A.

                                  THE COMPANIES

Greater  Atlantic  Financial Corp.
10700 Parkridge Boulevard, Suite P-50
Reston, Virginia  20191
(703) 391-1300

                                        Greater Atlantic Financial Corp. ("GAFC"
                                        or "we") is a Delaware  corporation  and
                                        the parent  company of Greater  Atlantic
                                        Bank,   a  federally   chartered   stock
                                        savings  bank (the  "Bank").  We operate
                                        four  banking  offices in Virginia and a
                                        banking office in Maryland. At March 31,
                                        2009, we had  consolidated  total assets
                                        of $218.6 million, consolidated deposits
                                        of  $189.5  million  and a  consolidated
                                        stockholders'   (deficit)   of   $(10.4)
                                        million.   Effective   April  25,  2008,
                                        Greater  Atlantic Bank  consented to the
                                        issuance of a cease and desist  order by
                                        the   Office   of   Thrift   Supervision
                                        ("OTS").  On February 10, 2009, the Bank
                                        received written  notification  from the
                                        OTS that the Bank was  undercapitalized.
                                        Effective  May 22,  2009,  the  Board of
                                        Directors  of the  Bank  entered  into a
                                        "Stipulation   and   Consent  to  Prompt
                                        Corrective  Action  Directive"  with the
                                        OTS. By execution of the Stipulation and
                                        Consent,   the  Bank  consented  to  the
                                        appointment  by the OTS of a conservator
                                        or  receiver  at any  time  the  Bank is
                                        significantly  undercapitalized.  As  of
                                        March   31,    2009,    the   Bank   was
                                        significantly    undercapitalized    for
                                        purposes of the prompt corrective action
                                        provisions   of  the   Federal   Deposit
                                        Insurance  Act. The OTS has directed the
                                        Bank  to be  recapitalized  by a  merger
                                        with or acquisition by another financial
                                        institution  or other entity,  or to the
                                        sale of all or substantially  all of the
                                        Bank's assets and liabilities to another
                                        financial  institution  or other entity.
                                        On June  15,  2009,  we  entered  into a
                                        merger    agreement   with   MidAtlantic
                                        Bancorp, Inc. and GAF Merger Corp.

                                        For   details   of   these   significant
                                        enforcement   actions  against   Greater
                                        Atlantic  Bank,  see  "The  Merger - The
                                        Parties to the Merger - Greater Atlantic
                                        Financial Corp."

MidAtlantic Bancorp, Inc.
11465 Sunset Hills Road, Suite 230
Reston, Virginia 20190
                                        MidAtlantic        Bancorp,         Inc.
                                        ("MidAtlantic")  is  a  newly  organized
                                        Virginia  corporation formed by Comstock
                                        Partners, LC, a Northern Virginia-based private investor group, for the purpose of effecting the merger and acquiring Greater Atlantic Bank. Upon consummation of the acquisition, MidAtlantic will become the savings and loan holding company of Greater Atlantic Bank.

GAF Merger Corp.
11465 Sunset Hills Road, Suite 230
Reston, Virginia 20190
                                        GAF   Merger   Corp.   is   a   Virginia
                                        corporation formed by MidAtlantic solely
                                        for  the  purpose  of  facilitating  the
                                        completion  of the  merger.  GAF  Merger
                                        Corp.  has  not   participated   in  any
                                        activities to date other than activities
                                        incident  to  its   formation   and  the
                                        transactions  contemplated by the merger
                                        agreement.  As of the date of this proxy
                                        statement,   MidAtlantic   is  the  sole
                                        stockholder of GAF Merger Corp.

                                           THE SPECIAL MEETING

Place, Date and Time (page ___)
                                        A special meeting of our stockholders will be held at the Crowne Plaza Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia on [Meeting Date], 2009, at 2:00 p.m., Local time.

Purpose of the Meeting
(page ___)
                                        At the special meeting, our stockholders
                                        will be asked to  approve  and adopt the
                                        merger agreement with  MidAtlantic.  You
                                        will also be asked to vote on a proposal
                                        to  adjourn  the  special  meeting,   if
                                        necessary,     to     permit     further
                                        solicitation of proxies if there are not sufficient votes at the time of the meeting to approve the merger agreement.

Who Can Vote at the Meeting
(page ___)
                                        You can vote at the  special  meeting of
                                        GAFC   stockholders  if  you  owned  our
                                        common stock at the close of business on July 6, 2009. You will be able to cast one vote for each share of our common stock you owned on that date. As of July 6, 2009, there were 3,024,220 shares of our common stock outstanding.

What Vote is Required for Approval and
Adoption of the Merger Agreement (page ___)

                                        In order to approve and adopt the merger agreement, the holders of a majority of the outstanding shares of our common stock entitled to vote must vote in favor of the approval and adoption of the merger agreement. You can vote your shares by attending the special meeting and voting in person or by completing and mailing the enclosed proxy card.


Shares held by Directors and Officers;
Voting Agreements (page ___)
                                        As of July 6, 2009,  the  directors  and
                                        executive  officers  of GAFC and Greater
                                        Atlantic   Bank    beneficially    owned
                                        approximately  9.98% of our  outstanding
                                        common stock (excluding  shares that may
                                        be   acquired   upon  the   exercise  of
                                        options).

                                        All of our  directors  have entered into
                                        voting   agreements   with   MidAtlantic
                                        requiring each individual to vote all of the shares of GAFC common stock he or she owned or controlled on July 6, 2009 in favor of the proposal to approve the merger agreement.

                                                THE MERGER

Overview of the Transaction (page ___)
                                        We propose a business combination in which we will merge with a wholly owned subsidiary of MidAtlantic, with GAFC as the surviving entity and a wholly owned subsidiary of MidAtlantic following the merger. It is expected that immediately following the completion of the merger, GAFC will be merged or liquidated into MidAtlantic.

Each GAFC Share Will Be Exchanged for $0.10
in Cash  (page ___)
                                        As a GAFC stockholder,  upon the closing
                                        of the  merger,  each of your  shares of
                                        our common stock will  automatically  be
                                        converted  into  the  right  to  receive
                                        $0.10 in cash (without  interest) unless
                                        you  properly  exercise and perfect your
                                        dissenters'   rights  under   applicable
                                        Delaware law.

How to Receive Cash in Exchange for Your
GAFC Stock Certificates
(page ___)
                                        In order to receive cash in exchange for
                                        your GAFC stock  certificates,  you will
                                        need  to   surrender   your  GAFC  stock
                                        certificates. The paying agent, American
                                        Stock  Transfer  & Trust  Company,  will
                                        send  you   written   instructions   for
                                        surrendering your certificates after we have completed the merger.

GAFC  Stock  Price
                                        Since  February  22,  2007,  our  common
                                        stock has been quoted on the Pink Sheets
                                        under the symbol  "GAFC.PK." Before that
                                        date, our common stock was quoted on the
                                        NASDAQ Capital Market.  The closing sale
                                        price  reported  for  Greater   Atlantic
                                        common  stock on June 9, 2009,  the last
                                        trading   date   preceding   the  public
                                        announcement  of the  merger  agreement,
                                        was $0.10. On _______, which is the last
                                        practicable   trading   day  before  the
                                        printing of this proxy statement, our common stock closed at $_______ per share.

Tender Offer for Trust Preferred Securities
(page __)

                                        In connection with the merger, GAFC will
                                        initiate  a tender  offer for each share
                                        of  the   outstanding   trust  preferred
                                        securities  issued  by  its  subsidiary,
                                        Greater   Atlantic   Capital   Trust   I
                                        ("GACT"),   for   $1.05  in   cash,   or
                                        aggregate  consideration no greater than
                                        $688,558.  The  directors  of  GAFC  and
                                        certain  other trust  preferred  holders
                                        have  agreed to  surrender  their  trust
                                        preferred   securities   for  $0.01  per
                                        share. The amount that would have been paid to these directors and certain other holders of the trust preferred securities above the $0.01 per share would be allocated to the remaining trust preferred holders to provide them with a greater return.

                                        The completion of the merger is subject to the condition that at least 816,827 of the 960,738 shares of convertible trust preferred securities outstanding are irrevocably tendered or surrendered.

Tax  Consequences  of the Merger (page ___)

                                        When  you  exchange   your  GAFC  shares
                                        solely for cash, you generally should recognize a capital gain or loss on the exchange.

                                        This tax  treatment may not apply to all
                                        GAFC   stockholders.   Determining   the
                                        actual tax consequences of the merger to
                                        you  can  be  complicated.   You  should
                                        consult  your own tax advisor for a full
                                        understanding   of  the   merger's   tax
                                        consequences that are particular to you.

GAFC's Board of Directors Recommends That
Stockholders Approve the Merger (page ___)

                                        Our Board of Directors believes that the
                                        merger is fair and in our  stockholders'
                                        best    interests,    and    unanimously
                                        recommends   that  you  vote  "FOR"  the
                                        proposal to approve and adopt the merger
                                        agreement.   For  a  discussion  of  the
                                        circumstances surrounding the merger and
                                        the factors  considered  by our Board of
                                        Directors   in   approving   the  merger
                                        agreement,  see  "The  Merger  -  GAFC's
                                        Reasons for the Merger."

Interests of GAFC's Directors and Officers in the Merger That Differ From Your Interests (page
___)

                                        Certain of our directors and officers have interests in the merger that are different from, or are in addition to, their interests as stockholders in GAFC. The members of our Board of Directors knew about these additional interests, and considered them, when they approved the merger. These include:

                                        o  provisions  in the  merger  agreement
                                           whereby   MidAtlantic  will  use  its
                                           reasonable  best  efforts  to  obtain
                                           coverage  under  its  directors'  and
                                           officers'   liability  policy  for  a
                                           period of three years for claims made
                                           against  directors  and  officers  of
                                           GAFC and its subsidiaries  related to
                                           matters existing prior to the closing
                                           of the merger; and

                                        o  MidAtlantic's plan to appoint Carroll
                                           E.  Amos,  our  President  and  Chief
                                           Executive Officer of GAFC and Greater
                                           Atlantic  Bank,  to be President  and
                                           Chief  Executive  Officer  of Greater
                                           Atlantic  Bank  after the  closing of
                                           the merger.

Regulatory Approval Needed to Complete the
Merger (page ___)
                                        We cannot  complete the merger unless it
                                        is   first    approved   by   the   OTS.
                                        MidAtlantic   has  filed  the   required
                                        application with the OTS. As of the date
                                        of this proxy statement, MidAtlantic has
                                        not received the approval  from the OTS.
                                        While we do not know of any  reason  why
                                        MidAtlantic  would not be able to obtain
                                        approval in a timely  manner,  we cannot
                                        be   certain   when  or  if   regulatory
                                        approval will be received.

You Have Dissenters' Appraisal Rights in the
Merger  (page ___ )
                                        Under  Delaware  law, if you do not vote
                                        in  favor  of the  merger  you  have the
                                        right to seek an  appraisal  of the fair
                                        value  of your  GAFC  common  stock  and
                                        receive  a cash  payment  of  such  fair
                                        value.  GAFC  stockholders  electing  to
                                        exercise  dissenters'  appraisal  rights
                                        must  comply  with  the   provisions  of
                                        Section  262  of  the  Delaware  General
                                        Corporation Law in order to perfect their rights. Strict compliance with the statutory procedures is required. A copy of Section 262 of the Delaware General Corporation Law is attached as Appendix B.

                              THE MERGER AGREEMENT

      A copy of the merger agreement is provided as Appendix A to this proxy statement. Please read the entire merger agreement carefully. It is the legal document that governs the merger.


Conditions to Completing the Merger (page ___)

                                        The completion of the merger depends on a number of conditions being met. These conditions include:

                                        o  approval of the merger  agreement  by
                                           our stockholders;

                                        o  approval of the merger by  regulatory
                                           authorities;

                                        o  the  absence  of any  injunctions  or
                                           restraints by any court or regulatory
                                           authority;

                                        o  receipt of any necessary  third party
                                           consents;

                                        o  the  continued  accuracy  of  certain
                                           representations  and warranties  made
                                           on the date of the merger agreement;

                                        o  the  absence  of   material   adverse
                                           changes  in  certain  aspects  of our
                                           operations and financial position;

                                        o  both parties will have  performed all
                                           obligations required to be performed;

                                        o  both  parties  will  have   delivered
                                           certificates by their chief executive
                                           officer and chief  financial  officer
                                           to the effect that certain conditions
                                           have been satisfied;

                                        o  that   no  more   than   10%  of  our
                                           outstanding    shares    shall   have
                                           exercised dissenters' rights;

                                        o  that   at   least   816,827   of  the
                                           convertible      trust      preferred
                                           securities   outstanding  shall  have
                                           been  irrevocably   tendered  in  our
                                           contemporaneous   tender   offer   or
                                           otherwise surrendered to GAFC;

                                        o  the OTS agrees that,  upon completion
                                           of the  merger,  our cease and desist
                                           order  and  our   prompt   corrective
                                           action   order  are   terminated   or
                                           modified or replaced with commitments
                                           that are satisfactory to MidAtlantic,
                                           and    Greater     Atlantic    Bank's
                                           "troubled"   bank    designation   is
                                           terminated; and

                                        o  the  termination of certain  employee
                                           benefit   plans  and  an   employment
                                           agreement with Carroll E. Amos.

                                        We  cannot  be  certain  when  or if the
                                        conditions   to  the   merger   will  be
                                        satisfied or waived, or that the merger will be completed.

Agreement Not to Solicit Other Proposals (page
___)
                                        We  have   agreed  not  to  directly  or
                                        indirectly    solicit,    initiate    or
                                        encourage,  or take any other  action to
                                        facilitate,  any inquiries,  discussions
                                        or  the  making  of  any  proposal  that
                                        constitutes   or  could   reasonably  be
                                        expected to lead to a proposal by a third party to acquire or merge with us or any of our subsidiaries.

We May Amend the Terms of the Merger and
Waive Some Conditions (page ___)
                                        GAFC and  MidAtlantic may agree to amend
                                        the merger agreement, and each of us may
                                        waive  our  right to  require  the other
                                        party  to   adhere   to  the  terms  and
                                        conditions  of  the  merger   agreement.
                                        However, if our stockholders approve the
                                        merger agreement,  they must approve any
                                        subsequent   amendment  or  waiver  that
                                        changes the form of consideration or adversely affects or decreases the value of the consideration to be received in the merger.

Terminating the Merger Agreement (page ___)

                                        The merger  agreement may be terminated,
                                        and the merger abandoned, at any time by
                                        action taken or  authorized by the Board
                                        of Directors of the  terminating  party,
                                        either   before  or  after   stockholder
                                        approval of the merger agreement:

                                            (a)  by the mutual  written  consent
                                        of MidAtlantic and us;

                                            (b)  by either  MidAtlantic or us in
                                        the  event  our  stockholders   fail  to
                                        approve  the  merger  agreement  at  the
                                        special meeting; provided, however, that
                                        we are only  entitled to  terminate  the
                                        merger agreement pursuant to this clause
                                        if our Board of  Directors  has used all
                                        reasonable  best  efforts to obtain from
                                        our  stockholders  a vote  approving the
                                        merger    agreement   and   shall   have
                                        recommended   and  not  withdrawn   such
                                        recommendation that stockholders approve the merger agreement;

                                            (c)  by either MidAtlantic or us, if
                                        either   (i)   any    approval    of   a
                                        governmental entity required to permit consummation of the merger is denied or
                                        (ii) any governmental entity issues a final order prohibiting the merger;

                                            (d)  by either  MidAtlantic or us in
                                        the  event  that  the   merger   is  not
                                        consummated   by  September   30,  2009,
                                        unless the failure to so consummate is due to the failure of the party seeking to terminate the merger agreement to perform or observe the covenants and agreements of that party in the merger agreement;

                                            (e)  by  either  MidAtlantic  or  us
                                        (provided    that   the  party   seeking
                                        termination  is  not  then  in  material
                                        breach of any  representation,  warranty
                                        or  covenant  contained  in  the  merger
                                        agreement),  in the event of a breach of
                                        any  covenant or  agreement by the other
                                        party,  or  if  any   representation  or
                                        warranty of the other party becomes untrue, in either case such breach or untrue representation or warranty has not been or cannot be cured within 30 days following written notice to the party committing such breach or making such untrue representation or warranty;

                                            (f)   by   MidAtlantic   (i)  if  we
                                        materially breach our obligations to use
                                        all  reasonable  best  efforts to obtain
                                        from our  stockholders  a vote approving
                                        the merger  agreement and recommend that
                                        stockholders    approve    the    merger
                                        agreement,  or we materially  breach our
                                        obligations not to solicit,  initiate or
                                        encourage a competing  proposal to merge
                                        with  us;   or  (ii)  if  our  Board  of
                                        Directors does not publicly recommend in
                                        this proxy  statement that  stockholders
                                        approve  the  merger  agreement  or  if,
                                        after   so   recommending   the   merger
                                        agreement,   our   Board  of   Directors
                                        withdraws,  qualifies  or  revises  such
                                        recommendation  or takes  any  action in
                                        any   respect   materially   adverse  to
                                        MidAtlantic; or

                                             (g)   by   MidAtlantic    if    any
                                        governmental entity  imposes a condition
                                        to  the   consummation   of  the  merger
                                        requiring MidAtlantic to increase the capital of Greater Atlantic Bank by an amount greater than $15.0 million.


Termination Fee (page ___)
                                        If  MidAtlantic  terminates  the  merger
                                        agreement    under   the   circumstances
                                        described   in   paragraph   (f)   above
                                        (provided MidAtlantic is not in material
                                        breach of any  representation,  warranty
                                        or  covenant  contained  in  the  merger
                                        agreement),   we  are  required  to  pay
                                        MidAtlantic   a   termination   fee   of
                                        $50,000.  In the event of termination of
                                        the  merger  agreement  by either  party
                                        under  the  circumstances  described  in
                                        paragraph (b) above,  or by  MidAtlantic
                                        under  the  circumstances  described  in
                                        paragraph  (e)  above,   if  the  breach
                                        giving  rise  to  such  termination  was
                                        knowing  or  intentional,  or under  the
                                        circumstances described by paragraph (f)
                                        above,  then so long as (i) at the  time
                                        of such  termination  MidAtlantic is not
                                        in   material   breach  of  the   merger
                                        agreement,  (ii)  prior  to the  special
                                        meeting  or the  date of  termination  a
                                        competing  acquisition proposal has been
                                        announced, and (iii) within 12 months of
                                        termination  we enter into an  agreement
                                        with     respect   to   the    competing
                                        acquisition   proposal,   then   we  are
                                        required    to   pay    MidAtlantic    a
                                        termination   fee  of  the   lesser   of
                                        $250,000,  or  $50,000  plus  25% of the
                                        amount by which the total consideration paid to our stockholders and holders of our trust preferred securities under the competing acquisition agreement exceeds $990,980.

                     Questions and Answers about the Merger

What am I being  asked to vote on and how does my board  recommend  that I vote?

     You are being asked to vote FOR the approval and adoption of the Agreement and Plan of Merger, dated as of June 15, 2009, providing for the merger of GAFC with and into a wholly owned subsidiary of MidAtlantic The GAFC Board of Directors has determined that the proposed merger is in the best interests of GAFC stockholders, has approved the merger agreement and unanimously recommends that GAFC stockholders vote FOR the approval and adoption of the merger agreement.

What vote is required to adopt the merger agreement?

     The approval and adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of GAFC common stock.

What will I receive in the merger?

     Under the merger agreement, each share of GAFC common stock you own will be converted into the right to receive $0.10 in cash (without interest), unless you properly exercise and perfect dissenters' rights under applicable Delaware law. Following completion of the merger, you will no longer have any rights or interests as a stockholder in GAFC.

How do I exchange my GAFC stock certificates?

     You will receive instructions on where and how to surrender your GAFC stock certificates from the paying agent, American Stock Transfer & Trust Company, after the merger is completed. In any event, you should not forward your GAFC stock certificates with your proxy card.

What should I do now?

     After you have carefully read this document, please indicate on your proxy card how you want to vote. Sign and mail the proxy card in the enclosed postage prepaid envelope as soon as possible, so that your shares will be represented at the special meeting. If you do not return a properly executed proxy card or do not vote at the special meeting in person, this will have the same effect as a vote against the adoption of the merger agreement.

If my shares are held in "street name" by my broker, bank or nominee, will my broker, bank or nominee automatically vote my shares for me?

     No. Your broker, bank or nominee will not be able to vote your shares of GAFC common stock unless you provide instructions on how to vote. You should instruct your broker, bank or nominee how to vote your shares by following the procedures your broker provides. If you do not provide instructions to your broker, bank or nominee, your shares will not be voted, and this will have the effect of voting against adoption of the merger agreement. Please check the voting form used by your broker, bank or nominee to see if it offers telephone or internet voting.

Who can help answer my questions?

     If you want additional copies of this document, or if you want to ask any questions about the merger or how to submit your proxy, you should contact:

Carroll E. Amos
President and Chief Executive Officer
Greater Atlantic Financial Corp.
10700 Parkridge  Boulevard, Suite P-50
Reston,  Virginia 20191
Telephone:  (703) 391-1300

                               The Special Meeting

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Greater Atlantic Financial Corp. to be used at the special meeting of stockholders.

Place, Date and Time

     The special meeting will be held at the Crowne Plaza Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia on [Meeting Date], 2009, at 2:00 p.m., Local time.

Purpose of the Meeting

     The purpose of the meeting is to consider and vote on a proposal to approve and adopt the merger agreement and to act on any other matters properly brought before the meeting. You will also be asked to vote on a proposal to adjourn the special meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve the merger agreement.

Who Can Vote at the Meeting; Record Date

     You are entitled to vote your GAFC common stock only if the records of GAFC show that you held your shares as of the close of business on July 6, 2009. As of the close of business on July 6, 2009, a total of 3,024,220 shares of GAFC's common stock were outstanding. Each share of common stock has one vote.

Quorum and Vote Required

     Quorum. The special meeting will be held only if there is a quorum present. A quorum exists if a majority of the outstanding shares of common stock entitled to vote are represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum present, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Under applicable rules, brokers, banks and other nominees may not exercise their voting discretion on the proposal to approve and adopt the merger agreement and, for this reason, may not vote shares held for beneficial owners without specific instructions from the beneficial owners.

     Vote Required. Approval and adoption of the merger agreement requires the affirmative vote of the majority of the outstanding shares of GAFC's common stock. Failure to return a properly executed proxy card or to vote in person, abstentions and broker non-votes will have the same effect as a vote "Against" the approval and adoption of the merger agreement.

     The affirmative vote of a majority of the votes cast is required to approve the proposal to adjourn the meeting, if necessary, to permit further solicitation of proxies on the proposal to approve the merger agreement. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

Shares Held by Directors and Officers of GAFC; Voting Agreements

     As of July 6, 2009, directors and executive officers of GAFC and Greater Atlantic Bank owned approximately 9.98% of the outstanding shares of GAFC common stock, not including shares that may be acquired upon the exercise of stock options. All of the directors, who collectively own or control 300,909 shares, or approximately 9.94% of the outstanding shares of GAFC common stock, have entered into voting agreements with MidAtlantic requiring each individual to vote all of the shares of GAFC common stock he or she owned or controlled on July 6, 2009 in favor of the proposal to approve and adopt the merger agreement.

Voting by Proxy

     The Board of Directors of GAFC is sending you this proxy statement for the purpose of requesting that you allow your shares of GAFC common stock to be represented at the special meeting by the persons named in the enclosed proxy card. All shares of GAFC's common stock represented at the special meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by GAFC's Board of Directors.

The Board of Directors unanimously recommends a vote "FOR" approval and adoption of the merger agreement and "FOR" the proposal to adjourn the special meeting, if necessary, to solicit additional proxies to vote in favor of the merger agreement.

     If any matters not described in this proxy statement are properly presented at the special meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. If the special meeting is postponed or adjourned, GAFC common stock may be voted by the persons named in the proxy card on the new special meeting date as well, unless you have revoked your proxy. GAFC does not know of any other matters to be presented at the special meeting.

     If GAFC common stock is held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement.

How to Revoke Your Proxy

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of GAFC in writing before your common stock has been voted at the special meeting, deliver a later dated proxy card, or attend the meeting and vote your shares in person. Attendance at the special meeting will not in itself constitute revocation of your proxy.

     GAFC's Corporate Secretary can be reached at the following address:

            Edward C. Allen
            Corporate Secretary
            Greater Atlantic Financial Corp.
            10700 Parkridge Boulevard, Suite P-50
            Reston, Virginia 20191

Proxy Solicitation Costs

     GAFC will pay the cost of this proxy solicitation. GAFC will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of GAFC common stock. GAFC has retained Laurel Hill Advisory Group, LLC, a proxy solicitation firm, to assist it in soliciting proxies and has agreed to pay them a fee of $5,000 plus reasonable expenses for these services. In addition to soliciting proxies by mail, directors, officers and regular employees of GAFC may solicit proxies personally or by telephone without receiving additional compensation.

            PROPOSAL 1: APPROVAL AND ADOPTION OF THE MERGER AGREEMENT
                                   The Merger

     The following discussion of the merger is qualified by reference to the merger agreement, which is attached to this proxy statement as Appendix A. You should read the entire merger agreement carefully. It is the legal document that governs the merger.

The Parties to the Merger

     Greater Atlantic Financial Corp. GAFC, a Delaware corporation, is the stock holding company for Greater Atlantic Bank. As a savings and loan holding company, GAFC is regulated by the OTS. Since its formation, GAFC's principal activity has been to direct and coordinate the business of Greater Atlantic Bank. At March 31, 2009, GAFC had consolidated total assets of $218.6 million, consolidated total deposits of $189.5 million and a consolidated total stockholders' (deficit) of $(10.4) million.

     Greater Atlantic Bank is a federally chartered savings bank headquartered in Reston, Virginia. The Bank is regulated by the OTS and its deposits are insured by the Federal Deposit Insurance Corporation up to applicable limits. The Bank conducts its business through four offices in Virginia and one office in Maryland. The Bank is a community oriented savings institution specializing in the acceptance of retail deposits from the general public in the areas surrounding its full-service banking offices and using those funds, together with funds generated from operations and borrowings, to originate loans.

     Effective April 25, 2008, the Bank consented to the issuance of a Cease and Desist Order (the "Order") by the OTS. The Order required the Bank, among other things: to have, at June 30, 2008, and maintain a Tier One (Core) Capital Ratio of at least 6% and a total risk based capital ratio of at least 12%; to cease making commercial real estate loans, commercial loans and loans on raw land without the prior written approval of the Regional Director; to cease accepting brokered deposits; and to cease the payment of dividends or other capital distributions.

     On February 10, 2009, the Bank received written notification from the OTS that the Bank was "undercapitalized" and subject to restrictions on asset growth, dividends, other capital distributions and management fees. The notification also required the Bank to file a written capital restoration plan, no later than March 16, 2009. The Order that the Bank entered into with the OTS, as amended, remained in effect.

     As an undercapitalized institution, the Bank may not: (1) make or pay any capital distributions without the prior approval of the OTS; (2) pay any management fees to any person having control of the Bank; or (3) accept, renew or roll over any brokered deposit. Further, unless the OTS has accepted the Bank's capital restoration plan, the Bank may not permit its total average assets during any calendar quarter to exceed its total average assets during the preceding calendar quarter unless the increase in assets is consistent with the capital restoration plan and the Bank increases its ratio of tangible equity in the quarter at a rate sufficient to enable the Bank to become adequately capitalized in a reasonable amount of time.

     In addition, the Bank may not acquire any interest in any company or insured depository institution, acquire any additional branch office, or engage in a new line of business unless: (1) the OTS has accepted the Bank's capital restoration plan, the Bank is in compliance with the plan and the OTS determines that the action is consistent with and will further achievement of the plan; or
(2) the Board of Directors of the FDIC approves the action.

     Effective May 22, 2009, the Board of Directors of the Bank entered into a Stipulation and Consent to Prompt Corrective Action Directive (the "Directive") with the OTS. By execution of the Stipulation and Consent, the Bank consented to the appointment by the OTS of a conservator or receiver or other legal custodian at any time the Bank is significantly undercapitalized. The Stipulation and Consent addressed the Bank's failure to operate under an accepted capital restoration plan and imposed various corrective measures and operational limitations mandated by statute. As of March 31, 2009, the Bank was "significantly undercapitalized" for purposes of the prompt corrective action provisions of FDIA. The Directive was issued when the OTS notified the Bank that its previously filed capital restoration plan was unacceptable and directed the Bank to be recapitalized by a merger with or acquisition by another financial institution or other entity, or by the sale of all or substantially all of the Bank's assets and liabilities to another financial institution or other entity, within ten days of the effective date of the Directive pursuant to a written definitive agreement, which the Bank was required to submit to the OTS within five days of the effective date of the Directive unless extended in writing by the OTS.

     By letter dated May 22, 2009, the OTS modified the Directive to extend the five-day time frame to June 15, 2009, and the ten-day recapitalization deadline to July 31, 2009. The Directive also authorized the OTS to undertake marketing efforts to assist the Bank in its efforts to consummate a possible recapitalization transaction. On June 15, 2009, GAFC entered into a merger agreement with MidAtlantic and GAF Merger Corp.

     The Directive also required the Bank to achieve and maintain, at a minimum, the following ratios within ten days from the effective date of the Directive:
(i) Total Risk Based Capital Ratio of 8%; (ii) Tier 1 Core Risk Based Capital Ratio of 4%; and (iii) Leverage Ratio of 4%. The Directive also outlined guidelines for reporting to the OTS the status of capital raising efforts and identified mandatory operating restrictions, including those under which the Bank had been operating since the issuance of the previously reported Order.

     MidAtlantic Bancorp, Inc. MidAtlantic is a newly organized Virginia corporation formed by Comstock Partners, LC, a Northern Virginia-based private investor group, for the purpose of acquiring Greater Atlantic Bank in the merger. Upon consummation of the transaction, MidAtlantic will become a savings and loan holding company of the Bank.

     GAF Merger Corp. GAF Merger Corp. is a Virginia corporation formed by MidAtlantic solely for the purpose of facilitating the completion of the merger. GAF Merger Corp. has not participated in any activities to date other than activities incident to its formation and the transactions contemplated by the merger agreement. As of the date of this proxy statement, MidAtlantic is the sole stockholder of GAF Merger Corp.

Form of the Merger

     Each of the GAFC and MidAtlantic Boards of Directors has approved the merger agreement that provides for the acquisition of GAFC by MidAtlantic. Upon completion of the merger, each share of GAFC common stock (other than shares with respect to which the holder has properly exercised and perfected dissenters' rights under applicable Delaware law and other than shares that are held by MidAtlantic, if any, other than shares held in a fiduciary capacity or in satisfaction of a debt previously contracted) will be converted into the right to receive $0.10 in cash (without interest) and GAFC stockholders will no longer have any rights or interests in GAFC. As soon as possible after the conditions to consummation of the merger have been satisfied or waived, and unless the merger agreement has been terminated or an alternative structure is used as discussed below, the merger will be effected as follows:

     o  GAF  Merger  Corp.,   a  newly  formed,   wholly  owned   subsidiary  of
        MidAtlantic, will merge with and into GAFC, with GAFC surviving as a wholly owned subsidiary of MidAtlantic; and

     o immediately after the completion of the merger, GAFC is expected to be merged or liquidated into MidAtlantic.

Treatment of GAFC Stock Options

     Prior to the effective time of the merger, GAFC will take all actions necessary to terminate each stock option plan of GAFC and will use its best efforts to obtain from each stock option holder an agreement cancelling such person's outstanding stock options as of the effective time of the merger.

Procedures for Surrendering Your Certificates

     MidAtlantic will deposit with GAFC's transfer agent, American Stock Transfer & Trust Company, an amount of cash equal to the aggregate merger consideration. American Stock Transfer & Trust Company will act as paying agent for the benefit of the holders of GAFC common stock. Each holder of GAFC common stock who properly surrenders his or her GAFC shares to the paying agent will be entitled to receive a cash payment of $0.10 per share of GAFC common stock, net of any required tax withholding upon acceptance of the shares by the paying agent.

     As soon as practicable after the closing of the merger, the paying agent will send you a letter of transmittal that will contain detailed instructions for surrendering your certificates of GAFC common stock. If you hold your GAFC common stock in "street name," your broker, bank or nominee will process the exchange on your behalf.

You should not return your GAFC common stock certificates with the enclosed proxy, and you should not send your stock certificates to the paying agent until you receive the letter of transmittal.

     If your GAFC common stock certificates have been lost, stolen or destroyed, you will have to prove your ownership of these certificates and that they were lost, stolen or destroyed before you receive any payment for your shares.

     At  the  election  of  MidAtlantic,   the  paying  agent  will  deliver  to
MidAtlantic any funds not disbursed to former GAFC stockholders within six months following the completion of the merger. Thereafter, the payment obligation for any certificate representing GAFC common stock that has not been satisfied will become the responsibility of MidAtlantic only as a general creditor.

     None of GAFC, MidAtlantic, the paying agent or any other party to the merger will be liable to any former holder of GAFC common stock for any funds delivered to a public official under applicable abandoned property or escheat laws.

Material Federal Income Tax Consequences of the Merger

     To ensure compliance with Internal Revenue Code Circular 230, you are hereby notified that any discussion of tax matters set forth in this proxy statement was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used, by any stockholder, for the purpose of avoiding tax-related penalties under federal, state or local tax laws. Each stockholder should seek advice based on its particular circumstances from an independent tax advisor.

     The following is a general discussion of certain material United States federal income tax consequences of the merger to holders of GAFC common stock. This discussion applies only to GAFC stockholders that hold their GAFC common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended. Further, this discussion does not address all aspects of United States federal taxation that may be relevant to a particular stockholder in light of his or her personal circumstances or to stockholders subject to special treatment under the United States federal income tax laws, including: banks or trusts; tax-exempt organizations; insurance companies; dealers in securities or foreign currency; traders in securities who elect to apply a mark-to-market method of accounting; pass-through entities and investors in such entities; foreign persons; stockholders who received their GAFC common stock through the exercise of employee stock options, through a tax-qualified retirement plan or otherwise as compensation; and stockholders who hold GAFC common stock as part of a hedge, straddle, constructive sale, conversion transaction or other integrated instrument.

     This discussion is based on the Internal Revenue Code, Treasury regulations, administrative rulings and judicial decisions, all as in effect as of the date of this proxy statement and all of which are subject to change (possibly with retroactive effect) and to differing interpretations. Tax considerations under state, local and foreign laws are not addressed in this document. The tax consequences of the merger to you may vary depending upon your particular circumstances. Therefore, you should consult your tax advisor to determine the particular tax consequences of the merger to you, including those relating to state and/or local taxes.

     Neither GAFC nor MidAtlantic has requested or will request a ruling from the Internal Revenue Service as to any of the tax effects to GAFC's stockholders of the transactions discussed in this proxy statement, and no opinion of counsel has been or will be rendered to GAFC's stockholders with respect to any of the tax effects of the merger to stockholders.

     GAFC stockholders will recognize a gain or loss for federal income tax purposes equal to the difference, if any, between the cash received and such stockholder's aggregate adjusted tax basis in the GAFC common stock surrendered in exchange for the cash. The gain or loss will be a capital gain or loss, provided that such shares were held as capital assets of the GAFC stockholder at the effective time of the merger. The gain or loss will be long-term capital gain or loss if the GAFC stockholder's holding period is more than one year; otherwise, the capital gain or loss will be short-term. The Internal Revenue Code contains limitations on the extent to which a taxpayer may deduct capital losses from ordinary income.

     Under the Internal Revenue Code, a holder of GAFC common stock may be subject, under certain circumstances, to information reporting on the cash received in the merger unless such holder is a corporation or other exempt recipient. Backup withholding will also apply (currently at a rate of 28%) with respect to the amount of cash received, unless a holder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a holder's United States federal income tax liability, if any, provided that such holder furnishes the required information to the Internal Revenue Service in a timely manner.

Background of the Merger

     Periodically, the management and the Board of Directors of GAFC has evaluated GAFC's strategic options, including continuing to operate as an independent entity. On January 30, 2006, GAFC engaged Sandler O'Neill & Partners, L.P., a financial advisory firm ("Sandler O'Neill"), to serve as independent financial advisor to the Board of Directors in connection with GAFC's review of its strategic options.

     In March 2006, representatives of Sandler O'Neill made a presentation to the Board of Directors regarding strategic options and focused on the merits of engaging in a potential business combination transaction (either a whole-bank merger or acquisition or sale of one or more branch offices) versus remaining independent. At the conclusion of the discussion, the Board of Directors directed the Executive Committee of the Board of Directors to determine what, if any, level of interest other parties might have in entering into a potential business combination transaction with GAFC.

     On March 29, 2006, Sandler O'Neill identified for GAFC 69 parties Sandler O'Neill believed might have an interest in exploring a potential business combination with GAFC. During April and May 2006, 16 indications of interest were received. Three were for a whole-bank transaction, 12 were for a branch acquisition and one was for an equity investment.

     The whole-bank indications of interest varied. Party "A" indicated a proposed transaction value of approximately $12.2 million. Party "B" and another party, Summit Financial Group, Inc. ("Summit"), indicated a proposed transaction value of approximately $18.2 million. Parties "A" and "B" proposed all-cash transactions, and Summit proposed a stock/cash transaction. Summit's indication of interest, however, was conditioned on Greater Atlantic Bank selling its branch office in Pasadena, Maryland, before the closing of the proposed transaction.

     The Board also reviewed the indications of interest for the separate branch sales. The highest indication of interest for the Pasadena branch office, at a 9.5% deposit premium, was submitted by Bay-Vanguard Federal Savings Bank.

     The Board of Directors then discussed the indication of interest submitted by the private equity investor. The private equity investor proposed the sale of two branch offices of Greater Atlantic Bank, a substantial loan sale, a capital investment of approximately $7.5 million and a consulting contract for the private equity group.

     On June  26,  2006,  Summit  advised  Sandler  O'Neill  that  its  Board of
Directors had authorized management to proceed with negotiations toward a definitive agreement with GAFC, subject to completion of its due diligence review.

     On September 8, 2006, GAFC announced that the former management company of Greater Atlantic Mortgage Corporation, Greater Atlantic Bank's wholly-owned mortgage banking subsidiary, and its principal had initiated arbitration proceedings against GAFC, Greater Atlantic Bank and Mr. Amos related to an unreconciled inter-company account between Greater Atlantic Bank and Greater Atlantic Mortgage Corporation. Following this public announcement, in an effort to continue the process, GAFC authorized Sandler O'Neill to contact Summit and the other parties that expressed interest in pursuing a whole-bank transaction to determine whether they would be interested in pursuing a purchase and assumption transaction, which would permit them to acquire all of GAFC's assets and liabilities other than the liabilities associated with the internal accounting issue and the arbitration proceeding. On January 11, 2007, GAFC received an indication of interest letter from Summit proposing a purchase and assumption transaction.

     On January 16, 2007, the Board of Directors reviewed with Sandler O'Neill Summit's purchase and assumption proposal as compared to the branch purchase indications of interest with the highest deposit premiums. The Board of

Directors noted that Summit's purchase and assumption proposal indicated a net transaction value of approximately $13.48 million, or $4.46 per share. Following a review of the indications of interest received for branch office transactions, the Board of Directors noted that the aggregate transaction value for those transactions would amount to approximately $14.99 million, or $4.92 per share.

     On January 25, 2007, Party "E" submitted an indication of interest for an all-cash transaction valuing GAFC at $4.634 per share, subject to an exclusivity period and other conditions.

     On February 7, 2007, Party "F" submitted an indication of interest for an all-cash transaction that indicated a range of value from approximately $14.5 million to $16.0 million, or a range of $4.79 to $5.30 per share, subject to due diligence and other conditions.

     On February 8, 2007, Party "D" submitted an indication of interest for an all-cash, whole-bank transaction indicating a transaction value ranging from $15 million to $20 million, or $5.00 to $6.67 per share, subject to due diligence and other conditions.

     On February 9, 2007, Summit submitted a revised indication of interest for a whole-bank transaction, but with the exclusion of the Pasadena branch office and with an indicated value of $4.60 per share.

     On February 9, 2007, Greater Atlantic announced the resolution of the arbitration proceeding.

     On February 14, 2007, the Board of Directors met to review the various indications of interest that had been received to date. The Board of Directors considered and discussed in detail GAFC's prospects as an independent entity and concluded that it would be in the best interests of GAFC and its stockholders to pursue a merger transaction with Summit, as well as the sale of the Pasadena branch office to Bay-Vanguard Federal Savings Bank.

     On March 21, 2007, Bay-Vanguard Federal Savings Bank informed GAFC that it had revised its indication of interest to reduce the deposit premium for the Pasadena branch office to 8.5%.

     On March 28, 2007, senior management of GAFC advised the Board of Directors that the OTS had inquired recently about the status of the ongoing merger and acquisition discussions and the prospects of negotiating and entering into a definitive agreement in the near term. The Board of Directors then discussed Bay-Vanguard Federal Savings Bank's revised indication of interest for the purchase of the Pasadena branch office at a deposit premium of 8.5%. The representative of Sandler O'Neill noted that the new proposed deposit premium, although reduced from the 9.5% proposed initially, remained the highest proposal obtained. Following discussion, the Board of Directors authorized management, with the assistance of GAFC's legal and financial advisors, to negotiate a definitive purchase and assumption agreement for the sale of the Pasadena branch office consistent with the terms of the revised indication of interest of Bay-Vanguard Federal Savings Bank.

     On April 12, 2007, the Boards of Directors of GAFC and Greater Atlantic Bank met to consider and discuss the terms of the definitive merger agreement as negotiated by with Summit and the terms of the definitive purchase and assumption agreement as negotiated with Bay-Vanguard Federal Savings Bank for the purchase the Pasadena branch office. The directors determined that the merger agreement and the purchase and assumption agreement were advisable and in the best interests of GAFC and its stockholders.

     On August 24, 2007, Greater Atlantic Bank completed the sale of its Pasadena branch office to Bay-Vanguard Federal Savings Bank.

     On December 6, 2007, GAFC and Summit amended the merger agreement to extend the date (from December 31, 2007 to March 31, 2008) by which either party could terminate the merger agreement under certain circumstances if the merger was not consummated by that date.

     On March 25, 2008, the stockholders of GAFC approved the merger agreement at a special meeting of stockholders.

     On April 4, 2008, GAFC received written notice from Summit that Summit had exercised its right to terminate the merger agreement. Upon receipt of the notice, the Board of Directors instructed Sandler O'Neill to determine whether Summit still had an interest in pursuing a merger with GAFC, and, if so, under what proposed terms and conditions. Sandler O'Neill reported that Summit would consider pursuing the merger only if the price was reduced and Summit's obligations to close the transaction were contingent on GAFC satisfying certain financial conditions at closing, including minimum capital ratios and asset quality ratios acceptable to Summit. After discussing and assessing the strategic options available to GAFC, particularly its prospects as an independent entity and considering the increased likelihood of adverse regulatory action by the OTS if GAFC was unable to find an acceptable strategic partner, the Board of Directors determined to pursue negotiations toward a new merger agreement with Summit.

     On April 9, 2008, GAFC's legal counsel received a draft of a new merger agreement from Summit's legal counsel that provided for a price of $4.00 per share of GAFC common stock, payable $1.20 in cash and $2.80 in shares of Summit common stock.

     On April 11, 2008, the OTS notified GAFC that, given GAFC's continuing adverse financial condition and results of operations, it had determined to issue a cease and desist order against Greater Atlantic Bank and requested that Greater Atlantic Bank execute a stipulation and consent to the issuance of the order within 10 business days. On April 23, 2008, the Board of Directors of Greater Atlantic Bank agreed to the stipulation and consent to the entry of the cease and desist order. On April 25, 2008, the OTS accepted the stipulation and consent and the cease and desist order became effective.

     On April 30, 2008, Summit contacted GAFC to inquire whether GAFC would consider an all-stock transaction, also at $4.00 per share of GAFC common stock, rather than a cash and stock transaction. On May 1, 2008, GAFC informed Summit that an all-stock transaction was acceptable, assuming that the remaining terms and conditions, including the financial closing conditions imposed on GAFC as required by Summit, could be negotiated to the satisfaction of both parties.

     During the period from April 9, 2008, when GAFC announced that it had entered into new merger negotiations with Summit, until June 9, 2008, neither GAFC nor its investment adviser received an indication of interest to acquire GAFC from a third party.

     On June 9, 2008, a meeting of the Board of Directors of GAFC was held to consider and discuss the terms of the definitive merger agreement. Following discussion regarding the transactions, the directors unanimously approved the merger agreement.

     On September 5, 2008, GAFC stockholders approved the merger of GAFC with and into Summit.

     On December 16, 2008, GAFC announced that it and Summit had mutually agreed to terminate the merger agreement. The primary reason for the parties' mutual agreement to terminate the merger agreement was the extremely volatile and adverse market and financial conditions that prevailed in the fourth quarter of 2008.

     On January 12, 2009, Sandler O'Neill identified 52 parties Sandler O'Neill believed might have an interest in exploring a potential business combination with GAFC. During February, April, and May 2009, five indications of interest were received. Three were for a whole-bank transaction, one was for a branch acquisition and one was for a purchase and assumption transaction.

     On February 6, 2009, Party "G" submitted an indication of interest for an all-cash transaction, pursuant to which it would infuse capital into the Bank and pay GAFC shareholders $0.25 per share and GAFC convertible trust preferred holders $0.25 per share on a converted basis. Party "G" would require 100% participation from the GAFC convertible trust preferred holders as a condition to completing the transaction.

     On February 10, 2009, Greater Atlantic Bank received written notification from the OTS that the Bank was "undercapitalized" and subject to restrictions on asset growth, dividends, other capital distributions and management fees. The notification also required the Bank to file with the OTS a written capital restoration plan no later than March 16, 2009. The Cease and Desist Order that Greater Atlantic Bank entered into on April 25, 2008 continued in effect.

     In April 2009, Party "H" performed due diligence with respect to GAFC, but did not submit a bid for the company.

     During April 2009, Party "G" terminated discussions with GAFC.

     On April 30, 2009, Comstock Partners, LC executed a non-disclosure agreement with GAFC and had preliminary discussions regarding GAFC with Sandler O'Neill.

     In May 2009, Party "I" performed due diligence with respect to GAFC and submitted a bid which would require 100% participation from the GAFC convertible trust preferred holders as a condition to completing the transaction. In addition, it would require a waiver of the affiliated transactions regulations of the Federal Reserve and was financially inferior to the bid received from Comstock Partners, LC.

     On May 12, 2009, Comstock Partners, LC submitted an indication of interest for an all-cash transaction, where it would infuse capital into the Bank and pay GAFC shareholders and convertible trust preferred holders a total of $993,000. Comstock Partners, LC required that no less than 85% of the GAFC convertible trust preferred holders tender their shares for cash as a condition to the transaction.

     On May 15, 2009, a conference call was held with GAFC, Comstock Partners, LC, the OTS and Sandler O'Neill to discuss: (1) the proposed transaction; (2) Comstock Partners, LC's business plan; and (3) the current capital position of Comstock Partners, LC.

     On May 18, 2009, Comstock Partners, LC began its on-site due diligence at GAFC. During late May and early June 2009, legal counsel to GAFC negotiated the terms of the merger agreement with Comstock Partners, LC.

     Effective May 22, 2009, the Board of Directors of Greater Atlantic Bank entered into (the Directive with the OTS as previously described.

     By letter dated May 22, 2009, the OTS modified the Directive to extend the five-day time frame to June 15, 2009, and the ten-day recapitalization deadline to July 31, 2009. The Directive also authorized the OTS to undertake marketing efforts to assist the Bank in its efforts to consummate a possible recapitalization transaction.

     On June 11, 2009, a meeting of the board of directors of GAFC was held to consider and discuss the terms of the merger agreement with MidAtlantic, the entity formed by Comstock Partners, LC. Representatives of Sandler O'Neill and of GAFC's legal counsel were present at the meeting. Copies of the merger agreement and ancillary documents were sent to each director before the meeting. The representative of Sandler O'Neill made a presentation regarding the economic terms of the proposed merger to the shareholders of GAFC. The board of directors considered carefully the presentation of Sandler O'Neill as well as Sandler O'Neill's experience, qualifications and interest in the proposed transaction. Representatives of GAFC's legal counsel reviewed in detail the terms of the merger agreement and the ancillary documents and reviewed with the board of directors its fiduciary duties in the context of the proposed transaction. Following those presentations, and extensive discussion regarding the proposed merger, the directors identified certain issues in the merger agreement that were unacceptable and instructed GAFC's legal counsel to further negotiate such issues with legal counsel to MidAtlantic.

     On June 12, 2009, legal counsel to GAFC reached agreement on the resolution of such issues with legal counsel to MidAtlantic. That same day, a telephonic meeting of the board of directors of GAFC was held to consider and discuss the proposed resolution of the remaining issues. Representatives of Sandler O'Neill and of GAFC's legal counsel participated in the meeting by telephone. Following a presentation by legal counsel of the proposed resolution of the remaining issues, and after a full discussion, the directors determined unanimously that the merger agreement and the transactions contemplated thereby were advisable and in the best interests of GAFC and its stockholders and authorized Mr. Amos to execute and deliver the merger agreement and to take all actions appropriate to effect the transaction contemplated by the merger agreement.

     On June 17, 2009, GAFC and MidAtlantic issued a joint press release announcing the execution of the merger agreement.

GAFC's Reasons for the Merger and Recommendation of the Board of Directors

     The GAFC Board of Directors reviewed and discussed the proposed merger with management and its financial and legal advisors in determining that the proposed merger is in the best interests of GAFC and its stockholders. In reaching its conclusion to approve the merger agreement, the Board of Directors considered a number of factors, including:

     o its understanding of the business, operations, financial condition, earnings and future prospects of GAFC and Greater Atlantic Bank;

     o the status of Greater Atlantic Bank with respect to the timeframes set forth in the prompt corrective action directive issued to Greater Atlantic Bank by the OTS, including, specifically, the requirement that Greater Atlantic Bank enter into a merger agreement with a merger or acquisition partner by June 15, 2009;

     o the likelihood that, absent entering into the merger agreement, Greater Atlantic Bank would be placed into receivership by the Federal Deposit Insurance Corporation, which would result in the stockholders receiving no value for their shares;

     o the merger price to be paid to GAFC stockholders in relation to the market value, book value and earnings per share of GAFC common stock;

     o the contacts and discussions between GAFC and numerous potential investors and potential acquirers during the months preceding the execution of the merger agreement, and the Board of Directors' belief that a transaction with MidAtlantic offered the best transaction available to GAFC and its stockholders;

     o the review by the GAFC Board of Directors with its legal and financial advisors of the structure of the merger and the financial and other terms of the merger agreement; and

     o the impact of the merger on the depositors, employees, customers and communities served by GAFC and Greater Atlantic Bank.

     The GAFC Board of Directors also considered potential risks associated with the merger in connection with its deliberations of the proposed transaction, including:

     o the risk that the terms of the merger agreement, including provisions relating to the payment of a termination fee under specified circumstances, although required by MidAtlantic as a condition to its willingness to enter into a merger agreement, could have the effect of discouraging other parties that might be interested in a transaction with GAFC from proposing such a transaction;

     o the risk that MidAtlantic might not be approved by the OTS as a savings and loan holding company for Greater Atlantic Bank; and

     o the risk that GAFC will not receive the tender or surrender of 816,827 shares of convertible trust preferred securities, a condition to the completion of the merger.

     The Board of Directors evaluated the factors described above, including asking questions of management and its legal and financial advisors, and reached the unanimous consensus that the merger was in the best interests of GAFC and its stockholders. In considering the factors described above, individual members of the Board of Directors may have given different weights to different factors. The Board of Directors considered these factors as a whole, and overall considered them to be favorable to, and in support of, its determination.

     The Board of Directors determined that the merger, the merger agreement and the transactions contemplated thereby are advisable and in the best interests of GAFC and its stockholders. Accordingly, the Board of Directors unanimously approved and adopted the merger agreement and unanimously recommends that GAFC stockholders vote "FOR" approval of the merger agreement.

     The foregoing discussion of the information and factors considered by the Board of Directors is not intended to be exhaustive, but constitutes the material factors considered by the Board. In reaching its determination to approve and recommend the merger agreement, the Board did not assign any relative or specific weights to the foregoing factors, and individual directors may have weighed factors differently. The terms of the merger agreement were the product of arm's length negotiations between representatives of GAFC and MidAtlantic.

Interests of Directors and Officers in the Merger that are Different From Your Interests

     Some members of GAFC's management and Board of Directors may have interests in the merger that are in addition to or different from the interests of GAFC stockholders. The GAFC Board of Directors was aware of these interests and considered them in approving the merger agreement. Included below is a summary of some of the agreements under which officers or directors participate and under which benefits will be paid in accordance with the merger agreement.

     Appointment of Carroll E. Amos as President and Chief Executive Officer of Greater Atlantic Bank Following Completion of the Merger. Upon the consummation of the merger, Carroll E. Amos, the President and Chief Executive Officer and director of Greater Atlantic Bank and GAFC, is expected to be appointed as President and Chief Executive Officer of Greater Atlantic Bank. Mr. Amos' compensation as President and Chief Executive Officer of Greater Atlantic Bank following the merger has not yet been determined.

     Directors' and Officers' Liability Policy for Directors and Officers of GAFC. The merger agreement provides that MidAtlantic will use its reasonable best efforts to obtain coverage under its director's and officer's liability policy for a period of three years for claims made against the directors and officers of GAFC and its subsidiaries related to matters existing prior to the time of consummation of the merger, provided that the premium cost of such coverage, if obtainable, shall not exceed $100,000, and provided, further, that if the amount of the premiums for such coverage exceeds $100,000, MidAtlantic will use its reasonable best efforts to obtain such coverage as may be available for such amount.

Approvals Needed to Complete the Merger

     Consummation of the merger is subject to the prior approval by the OTS of MidAtlantic's application to acquire control of GAFC and to become a savings and loan holding company. MidAtlantic is in the process of preparing and filing the required applications and notifications with the OTS. In addition, MidAtlantic's obligation to consummate the merger is subject to the OTS having terminated the Order and the Directive or modified or replaced the Order and the Directive with commitments that are satisfactory to MidAtlantic and Greater Atlantic Bank's "troubled" bank designation is terminated.

     The OTS may not approve any transaction that would result in a monopoly or otherwise substantially lessen competition or restrain trade, unless it finds that the anti-competitive effects of the transaction are clearly outweighed by the public interest. Federal law requires the OTS to request from the U.S. Department of Justice a report on the competitive factors involved in the merger and consider any report made within 30 days. In addition, the OTS considers the financial and managerial resources and future prospects of the company and savings association involved, the effect of the transaction on the savings association, the insurance risk to the federal deposit insurance fund and the effectiveness of the parties' compliance with federal anti-money laundering laws. Consideration of the managerial resources includes consideration of the competence, experience, and integrity of the officers, directors and principal stockholders of the company or savings association. Under the Community Reinvestment Act, the OTS must take into account the record of performance of each company in meeting the credit needs of its entire communities, including low and moderate income neighborhoods, served by each company. MidAtlantic is not currently subject to the Community Reinvestment Act. Greater Atlantic Bank has a "satisfactory" Community Reinvestment Act rating. Except where the OTS waives the requirement based on supervisory considerations, federal law requires publication of notice of, and the opportunity for public comment on, an application to become a savings and loan holding company, such as MidAtlantic's, and authorizes the OTS to hold a public hearing in connection with such an application if it determines that such a hearing would be appropriate. However, any such hearing or comments provided by third parties could prolong the period during which the application is subject to review.

Financing the Merger

     The total amount of funds required to consummate the merger is estimated to be approximately $16.0 million. The funds MidAtlantic will use to satisfy its obligations will be obtained from private investors.

Accounting Treatment of the Merger

     The merger will be accounted for under the purchase method of accounting. Under this method of accounting, MidAtlantic and GAFC will be treated as one company as of the date of the merger, and MidAtlantic will record the fair value of GAFC's assets (including intangible assets which arise from either contractual or other legal rights or are separable) and liabilities on its consolidated financial statements. Acquisition costs in excess of the fair value of the net assets acquired will be recorded as goodwill. Goodwill will not be amortized for financial accounting purposes, but instead will be tested for impairment annually. GAFC's results of operations will be included in MidAtlantic's consolidated income statement after completion of the merger.

Dissenters' Appraisal Rights

     Under Delaware law, if you both properly make a demand for appraisal in writing prior to the vote taken at the special meeting and you do not vote in favor of the merger, you have the right to seek an appraisal of the fair value of your GAFC common stock and receive a cash payment of such fair value. GAFC stockholders electing to exercise dissenters' appraisal rights must comply with the provisions of Section 262 of the Delaware General Corporation Law in order to perfect their rights. GAFC will require strict compliance with the statutory procedures. A copy of Section 262 of the Delaware General Corporation Law is attached as Appendix B.

     The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the merger and perfect the stockholder's appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the Delaware General Corporation Law, the full text of which appears in Appendix B of this proxy statement.

     Section 262 requires that stockholders be notified not less than 20 days before the special meeting to vote on the merger that appraisal rights will be available. A copy of Section 262 must be included with such notice. This proxy statement constitutes GAFC's notice to its stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights you should carefully review the text of Section 262 contained in Appendix C because failure to timely and properly comply with the requirements of Section 262 will result in the loss of your appraisal rights under Delaware law.

     If you elect to exercise your appraisal rights and demand appraisal of your shares, you must satisfy each of the following conditions:

     o You must deliver to GAFC a written demand for appraisal of your shares before the stockholder vote on the merger is taken. This written demand for appraisal must be in addition to and separate from any abstention from or vote against the merger, whether by proxy or in person. Voting against or failing to vote for the merger by itself does not constitute a demand for appraisal within the meaning of Section 262.

     o You must not vote in favor of the merger. An abstention or failure to vote will satisfy this requirement, but a vote in favor of the merger, by proxy or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal.

     o You must continuously be the record holder of your shares from the date of making the demand for appraisal through the effective time of the merger.

     o  You must  otherwise  comply with the statutory  requirements  of Section
        262.

     If you fail to comply with any of these conditions and the merger is completed, you will be entitled to receive payment for your shares of GAFC common stock as provided for in the merger agreement, but you will have no appraisal rights with respect to your shares of GAFC common stock.

     All demands for appraisal should be addressed to the Corporate Secretary, Greater Atlantic Financial Corp., 10700 Parkridge Boulevard, Suite P-50, Reston, Virginia 20191, before the vote on the merger is taken at the special meeting. Any demand should be executed by or on behalf of the record holder of the shares of GAFC common stock. The demand must reasonably inform GAFC of the identity of the stockholder and the intention of the stockholder to demand appraisal of his or her shares.

     To be effective, a demand for appraisal by a holder of GAFC common stock must be made by or in the name of such registered stockholder. A demand cannot be made by the beneficial owner if he or she does not also hold the shares of record. The beneficial holder must, in such cases, have the registered owner submit the required demand in respect of such shares. If you hold your shares of GAFC common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such nominee.

     If shares are owned of record by a fiduciary, such as a trustee, guardian or custodian, execution of a demand for appraisal should be made by the record owner in its fiduciary capacity. If the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including one for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In such case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of such record owner.

     Within 10 days after the effective date of the merger, MidAtlantic must give written notice to each GAFC stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the merger that the merger has become effective. Within 120 days after the effective date, either MidAtlantic or any stockholder who has complied with the requirements of Section 262 and is otherwise entitled to appraisal rights may file a petition in the Delaware Court of Chancery ("Chancery Court") demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. MidAtlantic does not presently intend to file this petition in the event there are such stockholders and has no obligation to do so. Accordingly, the failure of a stockholder to file a petition under Section 262 within the period specified could nullify such stockholder's previously written demand for appraisal.

     Within 120 days after the effective date of the merger, any GAFC stockholder who has complied with the requirements of Section 262 is entitled to receive upon written request to MidAtlantic a written statement from MidAtlantic that sets forth the aggregate number of shares not voted in favor of the merger and for which demands for appraisal have been received and the aggregate number of stockholders that made demands for appraisal. The MidAtlantic statement must be mailed to the stockholder within 10 days after MidAtlantic received the stockholders' written request or the expiration of the time period for delivery of demands for appraisals, whichever is later.

     At any time within 60 days after the effective date, any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the payment specified by the merger agreement for his or her shares of GAFC common stock. If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to MidAtlantic, MidAtlantic will then be obligated within 20 days after receiving service of a copy of the petition to provide the Chancery Court with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders named on such list, the Chancery Court is empowered to conduct a hearing upon the petition, to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights. The Chancery Court may require the stockholders who have demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation on the stock certificates of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Chancery Court may dismiss the proceedings as to such stockholder.

     After determination of the stockholders entitled to appraisal of their shares of GAFC common stock, the Chancery Court will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest. When the fair value is determined, the Chancery Court will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding if the Chancery Court so determines, to the stockholders entitled to receive payment, upon surrender by such holders of the certificates representing the shares entitled to appraisal.

     In determining fair value, the Chancery Court is required to take into account all relevant factors. You should be aware that the fair value of your shares as determined under Section 262 could be more, the same, or less than the value that you are entitled to receive pursuant to the merger agreement.

     Costs of the appraisal proceeding may be imposed upon MidAtlantic and the stockholders participating in the appraisal proceeding by the Chancery Court as the Chancery Court deems equitable in the circumstances. Upon the application of a stockholder, the Chancery Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the effective date of the merger, be entitled to vote shares subject to such demand for any purpose or to receive payments of dividends or any other distribution with respect to such shares (other than with respect to payment as of a record date prior to the effective date of the merger); however, if no petition for appraisal is filed within 120 days after the effective date, or if the stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the merger within 60 days after the effective date of the merger, then the right of the stockholder to appraisal will cease and the stockholder will be entitled to receive the cash payment for shares of his or her GAFC common stock pursuant to the merger agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective date of the merger may only be made with the written approval of the surviving corporation and must, to be effective, be made within 120 days after the effective date of the merger.

     In view of the complexity of Section 262, GAFC stockholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.


                              The Merger Agreement

     The following discussion of the merger is qualified by reference to the merger agreement, which is attached to this proxy statement as Appendix A. You should read the entire merger agreement carefully. It is the legal document that governs the merger.

When Will the Merger be Completed

     The closing of the merger will take place on a date designated by MidAtlantic and agreed to by GAFC following satisfaction or waiver of all of the conditions to the merger contained in the merger agreement. See "--Conditions to Completing the Merger." On the closing date, MidAtlantic will file a certificate of merger with the Secretary of State of the State of Delaware. The merger will become effective at the time stated in the certificate of merger.

     GAFC and MidAtlantic expect to complete the merger in the third calendar quarter of 2009. However, neither GAFC nor MidAtlantic can guarantee when or if the required regulatory approvals will be obtained. See "The Merger--Approvals Needed to Complete the Merger." Furthermore, either GAFC or MidAtlantic may terminate the merger agreement if, among other reasons, the merger has not been completed on or before September 30, 2009, unless failure to complete the merger by that time is due to the failure of the party seeking to terminate the agreement to perform its obligations set forth in the merger agreement. See "--Other Provisions of the Merger Agreement--Terminating the Merger Agreement."

Conditions to Completing the Merger

     The respective obligations of GAFC and MidAtlantic to effect the merger are subject to the satisfaction or waiver of the following conditions specified in the merger agreement:

     o the merger agreement shall have been approved by the requisite vote of GAFC's stockholders;

     o all approvals, consents or waivers of any governmental entity required to permit consummation of the merger shall have been obtained and shall remain in full force and effect; provided, however, that none of such approvals, consents or waivers shall contain any requirement that would so materially and adversely impact the economic or business benefits to MidAtlantic of the merger that, had such condition or requirement been known, MidAtlantic would not, in its reasonable judgment, have entered into the merger agreement;

     o no party to the merger agreement shall be subject to any order of a court or agency that o prohibits the consummation of the merger and no governmental entity shall have instituted any proceeding to prohibit the consummation of the merger; and

     o GAFC and MidAtlantic shall have obtained the consent of each person (other than the required governmental approvals) whose consent shall be required to consummate the merger, except those for which failure to obtain such consents would not, individually or in the aggregate, have a "material adverse effect" on MidAtlantic.

The obligation of MidAtlantic to complete the merger is also conditioned on the following:

     o each of the representations and warranties of GAFC contained in the merger agreement shall be true and correct in all material respects at and as of the closing date of the merger;

     o GAFC shall have performed in all material respects all obligations required to be performed by it under the merger agreement;

     o MidAtlantic shall have received a certificate signed by the chief executive officer and the chief financial officer of GAFC to the effect that certain conditions have been satisfied;

     o since the date of the merger agreement, there shall not have occurred any "material adverse effect" with respect to GAFC;

     o  the  aggregate   number  of  shares  of  GAFC  common  stock  for  which
        stockholders have exercised dissenters' rights shall not exceed 10% of the outstanding shares of GAFC common stock;

     o GAFC shall have received the irrevocable tender or surrender of at least 816,827 of the convertible trust preferred securities outstanding under the Great Atlantic Capital Trust I;

     o the OTS shall have agreed that, upon consummation of the merger, (i) the Order issued to Greater Atlantic Bank and the Directive are terminated or modified or replaced with commitments that are o satisfactory to MidAtlantic, in its sole discretion; and (ii) Greater Atlantic Bank's "troubled" bank designation is terminated; and

     o GAFC shall have (i) terminated certain severance plans, (ii) terminated the employment agreement dated November 1, 1997 with Carroll E. Amos, and (iii) terminated the GAFC stock option plans and obtained the cancellation of all stock options outstanding thereunder or a number of stock options satisfactory to MidAtlantic in its sole discretion.

The obligation of GAFC to complete the merger is also conditioned on the following:

     o each of the representations and warranties of MidAtlantic contained in the merger agreement shall be true and correct in all material respects at and as of the closing date of the merger;

     o MidAtlantic shall have performed in all material respects all obligations required to be performed by it under the merger agreement; and

     o GAFC shall have received a certificate signed by the chief executive officer and the chief financial officer of MidAtlantic to the effect that certain conditions have been satisfied.

     Under the merger agreement, a "material adverse effect" means an effect which is material and adverse to the business, financial condition or results of operations of GAFC or MidAtlantic, as the context may dictate, and its subsidiaries taken as a whole; provided, however, that any such effect resulting from any (i) changes in laws, rules or regulations or generally accepted accounting principles or regulatory accounting requirements or interpretations thereof that apply to MidAtlantic or GAFC, or to financial and/or depository institutions generally, (ii) changes in economic conditions affecting financial institutions generally, including but not limited to, changes in the general level of market interest rates, (iii) actions and omissions of MidAtlantic or GAFC taken with the prior written consent of the other or (iv) direct effects of compliance with the merger agreement on the operating performance of the parties, including expenses incurred by the parties in consummating the transactions contemplated by the merger agreement, shall not be considered in determining if a material adverse effect has occurred.

     You can find the details of the conditions to the merger in Article VI of the merger agreement located in Appendix A. Neither party to the merger agreement can guarantee that all of these conditions will be satisfied or waived.

Other Provisions of the Merger Agreement

     Although the completion of the merger requires stockholder approval, many provisions of the merger agreement became effective immediately upon its signing. Your vote was not required to make these provisions binding obligations of MidAtlantic and GAFC.

     Representations and Warranties. MidAtlantic and GAFC have made certain customary representations and warranties to each other in the merger agreement relating to each party's business. A party can terminate the merger agreement if the other party's representations and warranties are not true and correct in all material respects. If the merger is completed, or if the merger agreement is terminated for some unrelated reason, the representations and warranties become void. You can find details of these obligations in Article III of the merger agreement attached as Appendix A.

     Cooperation and Conduct of Business. Each party has agreed to cooperate in completing the merger and GAFC has agreed to operate its business in the ordinary course and avoid extraordinary transactions between the signing of the merger agreement and the completion of the merger. You can find details of these obligations in Article IV of the merger agreement attached as Appendix A.

     Agreement Not to Solicit Other Proposals. The merger agreement provides that GAFC shall not, and shall not permit any of its officers, directors or employees or any investment banker or other representative to, directly or indirectly, (i) solicit, initiate or encourage, or take any other action to facilitate, the making of any proposal that constitutes or could reasonably be expected to lead to a competing acquisition proposal, (ii) participate in any discussions or negotiations regarding a competing acquisition proposal or (iii) enter into any agreement requiring it to terminate the merger transaction. The merger agreement further provides that GAFC will immediately cease any existing discussions or negotiations with any parties conducted prior to the date of the merger agreement with respect to any of the foregoing.

     Employee Matters. The merger agreement provides that all persons who are employees of Greater Atlantic Bank immediately prior to the consummation of the merger (a "Continuing Employee") shall, at the time of consummation of the merger, continue as employees of Greater Atlantic Bank. All of the Continuing Employees shall be employed at the will of Greater Atlantic Bank and no contractual right to employment shall inure to such employees because of the merger agreement.

     Director and Officer Liability Coverage. The merger agreement provides that MidAtlantic will use its reasonable best efforts to obtain coverage under its director's and officer's liability policy for a period of three years for claims made against the directors and officers of GAFC and its subsidiaries related to matters existing prior to the time of consummation of the merger, provided that the premium cost of such coverage, if obtainable, shall not exceed $100,000, and provided, further, that if the amount of the premiums for such coverage exceeds $100,000, MidAtlantic will use its reasonable best efforts to obtain such coverage as may be available for such amount.

     Greater Atlantic Capital Trust I. The merger agreement provides that GAFC shall immediately take steps to commence a tender offer for all of the convertible trust preferred securities issued under Greater Atlantic Capital Trust I held by stockholders other than GAFC. GAFC has agreed that consummation of the tender offer shall be conditioned on the receipt of (i) irrevocable tenders for or surrender of at least 816,627 of the convertible trust preferred securities outstanding as of the date of the merger agreement and (ii) all regulatory approvals required to permit the consummation of the merger and the approval of the merger agreement by the GAFC stockholders. GAFC further agreed that the aggregate consideration to be paid for securities tendered in such offer (assuming 100 percent of such securities are tendered or surrendered) shall be $688,558 (which amount shall be prorated based on the actual number of securities tendered or surrendered), provided, however, that the allocation of the aggregate consideration among the holders of tendered or surrendered securities may be determined by GAFC in accordance with the terms of the tender offer and applicable law.

     Reston Lease. The merger agreement provides that GAFC shall use its reasonable best efforts to obtain such modifications to the terms of Greater Atlantic Bank's Reston, Virginia lease as may be requested by MidAtlantic GAFC shall act in consultation with MidAtlantic with respect to such lease modifications and, if requested, shall allow representatives of MidAtlantic to participate in or otherwise hold direct discussions with the landlord.

     Terminating the Merger Agreement. The merger agreement may be terminated, and the merger abandoned, at any time prior to consummation, by action taken or authorized by the board of directors of the terminating party, either before or after stockholder approval at the special meeting:

     o  by the mutual written consent of MidAtlantic and GAFC;

     o by either MidAtlantic or GAFC, in the event of the failure of GAFC's stockholders to approve the merger agreement at the special meeting; provided, however, that GAFC shall only be entitled to terminate the merger agreement pursuant to this clause if it has used all reasonable best efforts to obtain stockholder approval of the merger agreement at the special meeting and if it has not withdrawn its recommendation that stockholders vote to approve the merger agreement;

     o by either MidAtlantic or GAFC, if either (i) any approval of a governmental entity required to o permit consummation of the merger shall have been denied or (ii) any governmental entity shall have issued a final order prohibiting consummation of the merger; or

     o by either MidAtlantic or GAFC, in the event that the merger is not consummated by September 30, 2009, unless the failure to so consummate by such time is due to the failure of the party seeking o to terminate the merger agreement to perform or observe its covenants and agreements under the merger agreement; or

     o by either MidAtlantic or GAFC (provided that the party seeking termination is not then in material breach of any representation, warranty or covenant contained in the merger agreement) in the event of a breach of any covenant or agreement by the other party, or if any representation o or warranty of the other party shall not be true in all material respects, and such breach or untrue representation or warranty has not been or cannot be cured within thirty (30) days following written notice to the party committing such breach or making such untrue representation or warranty; or

     o by MidAtlantic, (i) if GAFC shall have materially breached its obligations under the merger agreement related to competing acquisition proposals or related to convening the special meeting and recommending stockholder approval of the merger agreement; or (ii) if the Board of Directors of GAFC does not publicly recommend in this proxy statement that stockholders approve and adopt the merger agreement or if, after recommending in this proxy statement that stockholders approve and adopt the merger agreement, the Board of Directors of GAFC withdraws, qualifies or revises such recommendation or takes any action in any respect materially adverse to MidAtlantic; or;

     o by MidAtlantic, if there is imposed on MidAtlantic by any governmental entity a condition to the o consummation of the merger requiring MidAtlantic to increase the capital of Greater Atlantic Bank by an amount greater than $15,000,000.

     Termination Fee. In the event of termination of the merger agreement by MidAtlantic because of a material breach by GAFC of its obligations relating to a competing superior proposal or relating to convening the special meeting and recommending stockholder approval of the merger agreement, GAFC shall pay MidAtlantic a termination fee of $50,000.

     In the event of a termination of the merger agreement by either party due to the failure of stockholders to approve the merger agreement at the special meeting or by MidAtlantic pursuant to Section 7.1(e) of the merger agreement if the breach giving rise to such termination was knowing or intentional, or pursuant to Section 7.1(f) of the merger agreement, then so long as (i) at the time of such termination MidAtlantic is not in material breach of any representation, warranty or material covenant in the merger agreement, (ii) prior to the special meeting (in the case of termination pursuant to Section 7.1(b)) of the merger agreement or the date of termination (in the case of termination pursuant to Sections 7.1(e) or (f)) of the merger agreement, a competing acquisition proposal has been publicly announced, and (iii) within 12 months of such termination GAFC shall enter into any agreement with respect to a competing acquisition proposal, GAFC shall pay MidAtlantic a termination fee equal to the lesser of (i) $250,000 or (ii) $50,000 plus 25 percent of the amount by which the total consideration payable to the GAFC stockholders and the holders of Greater Atlantic Capital Trust I trust preferred securities (by way of a tender offer or otherwise) in connection with such competing acquisition proposal exceeds $990,980.

     Expenses. Except as described above, all costs and expenses in connection with the merger will be paid by the party incurring the expense.

                 PROPOSAL 2: ADJOURNMENT OF THE SPECIAL MEETING


     If there are not sufficient votes to constitute a quorum or to approve the merger agreement at the time of the special meeting, the merger agreement cannot be approved unless the special meeting is adjourned to a later date or dates to permit further solicitation of proxies. To allow proxies that have been received by GAFC at the time of the special meeting to be voted for an adjournment, if deemed necessary, GAFC has submitted the question of adjournment to its stockholders as a separate matter for their consideration. The board of directors of GAFC unanimously recommends that stockholders vote "FOR" the adjournment proposal. If it is deemed necessary to adjourn the special meeting, no notice of the adjourned meeting is required to be given to stockholders, other than an announcement at the meeting of the place, date and time to which the meeting is adjourned.

                                 Stock Ownership

     The following table provides information as of July 6, 2009 about the persons, other than directors and executive officers, known to GAFC to be the beneficial owners of more than 5% of GAFC's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                            Name and Address of Beneficial       Amount and Nature of
     Title of Class                      Owner                   Beneficial Ownership      Percent of Class
----------------------    ---------------------------------  --------------------------  ---------------------
      Common Stock        Charles W. Calomiris
                          251 Fox Meadow Road                    176,807 shares(1)(2)          5.85%
                          Scarsdale, New York 10583

      Common Stock        Robert I. Schattner, DDS
                          121 Congressional Lane                 432,328 shares(1)(3)         14.31%
                          Rockville, MD 20852

      Common Stock        The Ochsman Children Trust
                          1650 Tysons Boulevard                  238,597 shares(1)(4)          7.90%
                          McLean, VA 22102

      Common Stock        George W. Calomiris
                          4848 Upton Street, N.W.                190,548 shares(5)             6.41%
                          Washington, DC  20016

      Common Stock        Jenifer Calomiris
                          4919 Upton Street, N.W.                181,271 shares(6)             6.12%
                          Washington, D.C. 20016

      Common Stock        Katherine Calomiris Tompros
                          5100 Van Ness Street, N.W.             181,471 shares(7)             6.13%
                          Washington, D.C. 20016
-------------------------
(1)    Does not include shares of preferred securities presently convertible into
       114,841, 330,099 and 124,521 shares of common stock held, respectively, by
       Charles W. Calomiris Dr. Schattner and the Ochsman Children Trust.

(2)    The information furnished is derived from a Schedule 13D filed by Charles
       W. Calomiris on July 25, 2003, and a Form 4 filed on July 24, 2003.

(3) The information furnished is derived from a Schedule 13D and a Form 4 filed by Robert I. Schattner filed on September 6, 2005.

(4)    The information furnished is derived from a Schedule 13D filed by The Ochsman
       Children Trust on April 9, 2002.

(5)    Includes shares of preferred securities presently convertible into 85,754 shares of common stock held by George W. Calomiris.  The information furnished is derived from a Schedule 13D filed by George Calomiris on December 7, 2004.

(6)    Includes shares of preferred securities presently convertible into 79,747 shares of common stock held by Jenifer Calomiris.  The information furnished is derived from a Schedule 13D filed by Jenifer Calomiris on March 21, 2003.

(7) Includes shares of preferred securities presently convertible into 79,747 shares of common stock held by Katherine Calomiris Tompros. The information furnished is derived from a Schedule 13D filed by Katherine
       Calomiris Tompros on March 21, 2003.


     The following table provides information as of July 6, 2009 about the shares of GAFC common stock that may be considered to be beneficially owned by each director, executive officer, and all directors and executive officers of GAFC as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.


                                                       Shares of Common
                        `                             Stock Beneficially           Ownership as a
                     Name                                  Owned(1)               Percent of Class
 ---------------------------------------------   ----------------------------   ---------------------

 Directors:

   Sidney M. Bresler, Director                               500                        *

   Charles W. Calomiris, Chairman of the Board           176,807(2)(3)                  5.85%

   Jeffrey W. Ochsman, Director                              500                        *

   Carroll E. Amos, President and Chief                   44,060(4)(2)                  1.46%
   Executive Officer and Director

   James B. Vito, Director                                79,042(2)                     2.62%


                                                           Shares of
                                                          Common Stock
               Executive Officers                         Beneficially               Ownership as a
            Who Are Not Directors:                          Owned(1)                Percent of Class
---------------------------------------------------    --------------------     ----------------------
    David E. Ritter, Senior Vice President and
    Chief Financial Officer                                   300(4)                   *

    Edward C. Allen, Chief Operating Officer and
    Corporate Secretary                                       550(4)                   *

 All directors and executive officers as a group            301,759                   9.98%
 (seven persons)
-------------------------------------
(1)    Each person effectively exercises sole voting or dispositive power as to shares reported.

(2) Does not include shares of preferred securities presently convertible into 114,841, 34,970, and 6,431 shares of common stock held, respectively, by Messrs. Calomiris, Vito and Amos.

(3) Includes 128,727 shares held directly, 10,000 shares held by his spouse and 38,080 shares held as custodian for minor children.

(4) Does not include presently exercisable options to purchase 75,000 shares granted to Mr. Amos or 18,000 granted to Mr. Ritter and Mr. Allen under the Greater Atlantic Financial Corp. 1997 Stock Option and Warrant Plan.

*      Does not exceed 1.0% of the GAFC's common stock.


                       Where You Can Find More Information

     As a public company, GAFC is obligated to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that we file at the Securities and Exchange Commission's public reference rooms in Washington, D.C. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. In addition, GAFC's public filings are available to the public from commercial document retrieval services and on the Internet World Wide Website maintained by the SEC at "http://www.sec.gov."


                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       ---------------------------------------
                                       Edward C. Allen
                                       Corporate Secretary

Reston, Virginia
[Mail Date], 2009

     Whether or not you plan to attend the special meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                 Appendix A





--------------------------------------------------------------------------------






                          AGREEMENT AND PLAN OF MERGER



                            DATED AS OF JUNE 15, 2009


                                  BY AND AMONG



                            MIDATLANTIC BANCORP, INC.


                                GAF MERGER CORP.


                                       AND


                        GREATER ATLANTIC FINANCIAL CORP.





--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                       Page Nos.

Introductory Statement.........................................................1

Article I   Definitions........................................................1

Article II  The Merger.........................................................5
     2.1    The Merger.........................................................5
     2.2    Closing............................................................5
     2.3    Effective Time.....................................................5
     2.4    Effects of the Merger..............................................5
     2.5    Effect on Outstanding Shares of GAFC Common Stock..................5
     2.6    Payment Procedures.................................................6
     2.7    Reserved...........................................................7
     2.8    Directors of Surviving Corporation After Effective Time............7
     2.9    Certificate of Incorporation and Bylaws............................7
     2.10   Dissenters' Rights.................................................7
     2.11   Alternative Structure..............................................8
     2.12   Absence of Control.................................................8
     2.13   Treatment of Stock Options.........................................8


Article III Representations and Warranties.....................................8
     3.1    Disclosure Letters.................................................8
     3.2    Representations and Warranties of GAFC.............................8
     3.3    Representations and Warranties of Acquisition Corp................20

Article IV  Conduct Pending the Merger........................................22
     4.1    Forbearances by GAFC..............................................22
     4.2    Forbearances by Acquisition Corp..................................24

Article V   Covenants.........................................................24
     5.1    Acquisition Proposals.............................................26
     5.2    Advice of Changes.................................................25
     5.3    Access and Information............................................25
     5.4    Applications; Consents............................................26
     5.5    Antitakeover Provisions...........................................26
     5.6    Additional Agreements.............................................27
     5.7    Publicity.........................................................27
     5.8    Stockholder Meeting...............................................27
     5.9    Proxy Statement...................................................27
     5.10   Notification of Certain Matters...................................28
     5.11   Employee Benefit Matters..........................................28
     5.12   D&O Liability Coverage............................................28
     5.13   Cooperation.......................................................28
     5.14   Greater Atlantic Capital Trust I..................................28
     5.15   Reston Branch Lease...............................................29


Article VI  Conditions to Consummation........................................29
     6.1    Conditions to Each Party's Obligations............................29

     6.2    Conditions to the Obligations of Acquisition Corp.................29
     6.3    Conditions to the Obligations of GAFC.............................30

Article VII Termination.......................................................31
     7.1    Termination.......................................................31
     7.2    Termination Fee...................................................31
     7.3    Breach; Remedies..................................................32

Article VIII Certain Other Matters............................................32
     8.1    Interpretation....................................................32
     8.2    Survival..........................................................33
     8.3    Waiver; Amendment.................................................33
     8.4    Counterparts......................................................33
     8.5    Governing Law.....................................................33
     8.6    Expenses..........................................................33
     8.7    Notices ..........................................................33
     8.8    Entire Agreement; etc.............................................34
     8.9    Successors and Assigns; Assignment................................34

Exhibits

     A      Form of Voting Agreement
                                       ii

                          Agreement and Plan of Merger

This is an Agreement and Plan of Merger, dated as of the 15th day of June, 2009 ("Agreement"), by and among MidAtlantic Bancorp, Inc., a Virginia corporation ("Acquisition Corp."), GAF Merger Corp., a Virginia corporation ("Acquisition Sub") and Greater Atlantic Financial Corp., a Delaware corporation ("GAFC").

                             Introductory Statement

The Board of Directors of each of Acquisition Corp. and GAFC have determined that this Agreement and the business combination and related transactions contemplated hereby are advisable and in the best interests of Acquisition Corp. or GAFC, as the case may be, and in the best long-term interests of the stockholder of Acquisition Corp. or the stockholders of GAFC, as the case may be.

Acquisition Corp. and GAFC each desire to make certain representations, warranties and agreements in connection with the business combination and related transactions provided for herein and to prescribe various conditions to such transactions.

As a condition and inducement to Acquisition Corp.'s willingness to enter into this Agreement, each of the members of the Board of Directors of GAFC have entered into an agreement dated as of the date hereof in the form of Exhibit A pursuant to which he (or she) will vote his (or her) shares of GAFC Common Stock in favor of this Agreement and the transactions contemplated hereby.

Acquisition Corp. and Acquisition Sub have been formed solely for the purpose of effectuating the transactions contemplated by this Agreement.

In consideration of their mutual promises and obligations hereunder, the parties hereto adopt and make this Agreement and prescribe the terms and conditions hereof and the manner and basis of carrying it into effect, which shall be as follows:

                              Article I Definitions

For purposes of this Agreement:

Acquisition Proposal means any proposal or offer with respect to any of the following (other than the transactions contemplated hereunder): (i) any merger, consolidation, share exchange, business combination, or other similar transaction involving GAFC or any of its Subsidiaries; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 50% or more of GAFC's consolidated assets in a single transaction or series of transactions;
(iii) any tender offer or exchange offer for 50% or more of the outstanding shares of GAFC's capital stock or the filing of a registration statement under the Securities Act of 1933, as amended, in connection therewith; or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in an any of the foregoing.

Acquisition Sub shall have the meaning given to that term in the preamble.

Acquisition Sub Common Stock means the common stock, par value $.01 per share of Acquisition Sub.

Agreement means this Agreement, as amended, modified or amended and restated from time to time in accordance with its terms.

Articles of Merger shall have the meaning given to that term in Section 2.3.

Certificate shall have the meaning given to that term in Section 2.6(b).

Closing shall have the meaning given to that term in Section 2.2.

Closing Date shall have the meaning given to that term in Section 2.2.

Confidentiality Agreement shall have the meaning given to that term in Section 5.1(a).

Continuing  Employee  shall  have  the  meaning  given to that  term in  Section
5.11(a).

CRA means the Community Reinvestment Act.

DGCL shall have the meaning given to that term in Section 2.1.

Disclosure Letter shall have the meaning given to that term in Section 3.1.

Dissenters' Shares shall have the meaning given to that term in Section 2.10.

Effective Time shall have the meaning given to that term in Section 2.3.

Environmental Consultant shall have the meaning given to that term in Section 5.13.

Environmental Law means any federal, state or local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, directive, executive or administrative order, judgment, decree, injunction, or agreement with any Governmental Entity relating to (i) the protection, preservation or restoration of the environment (which includes, without limitation, air, water vapor, surface water, groundwater, drinking water supply, soil, surface land, subsurface land, plant and animal life or any other natural resource), or to human health or safety as it relates to Hazardous Materials, or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of, Hazardous Materials, in each case as amended and as now in effect. The term Environmental Law includes, without limitation, the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Water Pollution Control Act of 1972, the Federal Clean Air Act, the Federal Clean Water Act, the Federal Resource Conservation and Recovery Act of 1976, the Federal Solid Waste Disposal and the Federal Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Federal Occupational Safety and Health Act of 1970 as it relates to Hazardous Materials, the Federal Hazardous Substances Transportation Act, the Emergency Planning and Community Right-To-Know Act, the Safe Drinking Water Act, the Endangered Species Act, the National Environmental Policy Act, the Rivers and Harbors Appropriation Act or any so-called "Superfund" or "Superlien" law, each as amended and as now in effect.

ERISA means the Employee Retirement Income Security Act of 1974, as amended.

ERISA Affiliate means any entity that is considered one employer with GAFC under
Section 4001(b)(1) of ERISA or Section 414 of the IRC.

Excluded Shares shall consist of (i) Dissenters' Shares and (ii) shares held directly or indirectly by Acquisition Corp. (other than shares held in a fiduciary capacity or in satisfaction of a debt previously contracted).

FDIA means the Federal Deposit Insurance Act, as amended.

FDIC means the Federal Deposit Insurance Corporation.

GAAP means generally accepted accounting principles.

GAF Acquisition Corp. shall have the meaning given to that term in the preamble.

GAF Merger Sub shall have the meaning given to that term in the preamble.

GAFC shall have the meaning given to that term in the preamble.

GAFC Bank shall have the meaning given to that term in Section 3.2(b)(iv).

GAFC Common Stock means the common stock, par value $1.00 per share, of GAFC.

GAFC Employee Plans shall have the meaning given to that term in Section 3.2(r)(i).

GAFC Property shall have the meaning given to that term in Section 5.13.

GAFC Qualified Plan shall have the meaning given to that term in Section 3.2(r)(iv).

GAFC's Reports shall have the meaning given to that term in Section 3.2(g).

GAFC Stock Option Plans shall have the meaning given to that term in Section
2.13.

Government Regulator means any federal or state governmental authority charged with the supervision or regulation of depository institutions or depository institution holding companies or engaged in the insurance of bank deposits.

Governmental Entity means any court, administrative agency or commission or other governmental authority or instrumentality.

Hazardous Material means any substance (whether solid, liquid or gas) which is or could be detrimental to human health or safety or to the environment, currently or hereafter listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law, whether by type or by quantity, including any substance containing any such substance as a component. Hazardous Material includes, without limitation, any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance, oil or petroleum, or any derivative or by-product thereof, radon, radioactive material, asbestos, asbestos-containing material, urea formaldehyde foam insulation, lead and polychlorinated biphenyl.

HOLA means the Home Owners' Loan Act, as amended.

Intellectual  Property  shall  have the  meaning  given to that term in  Section
3.2(p).

IRC means the Internal Revenue Code of 1986, as amended.

IRS means the Internal Revenue Service.

Knowledge means, with respect to a party hereto, actual knowledge of the members of the Board of Directors of that party or any officer of that party with the title ranking not less than senior vice president.

Letter of  Transmittal  shall  have the  meaning  given to that term in  Section
2.6(a).

Lien means any charge, mortgage, pledge, security interest, claim, lien or encumbrance.

Loan means a loan, lease, advance, credit enhancement, guarantee or other extension of credit.

Loan Property means any property in which the applicable party (or a subsidiary of it) holds a security interest and, where required by the context, includes the owner or operator of such property, but only with respect to such property.

Material Adverse Effect means an effect which is material and adverse to the business, financial condition or results of operations of GAFC or Acquisition Corp., as the context may dictate, and its Subsidiaries taken as a whole; provided, however, that any such effect resulting from any (i) changes in laws, rules or regulations or generally accepted accounting principles or regulatory accounting requirements or interpretations thereof that apply to Acquisition Corp. or GAFC, or to financial and/or depository institutions generally, (ii) changes in economic conditions affecting financial institutions generally, including but not limited to, changes in the general level of market interest rates, (iii) actions and omissions of Acquisition Corp. or GAFC taken with the prior written consent of the other or (iv) direct effects of compliance with this Agreement on the operating performance of the parties, including expenses incurred by the parties in consummating the transactions contemplated by this Agreement, shall not be considered in determining if a Material Adverse Effect has occurred.

Merger shall have the meaning given to that term in Section 2.1.

Merger  Consideration  shall  have the  meaning  given to that  term in  Section
2.5(a).

OTS means the Office of Thrift Supervision.

Participation Facility means any facility in which the applicable party (or a Subsidiary of it) participates in the management (including all property held as trustee or in any other fiduciary capacity) and, where required by the context, includes the owner or operator of such property, but only with respect to such property.

Paying Agent shall have the meaning given to that term in Section 2.6(c).

person means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization or other entity.

Proxy Statement shall have the meaning given to that term in Section 5.9(a).

SEC means the U.S. Securities and Exchange Commission.

Stockholder Meeting shall have the meaning given to that term in Section 5.8.

Subsidiary means a corporation, partnership, joint venture or other entity in which GAFC or Acquisition Corp., as the case may be, has, directly or indirectly, an equity interest representing 50% or more of any class of the capital stock thereof or other equity interests therein.

Surviving Corporation shall have the meaning given to that term in Section 2.1.

Taxes means all income, franchise, gross receipts, real and personal property, real property transfer and gains, wage and employment taxes.

                              Article II The Merger

2.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, Acquisition Sub will merge with and into GAFC (the "Merger") at the Effective Time. At the Effective Time, the separate corporate existence of Acquisition Sub shall cease. GAFC shall be the surviving corporation (hereinafter sometimes referred to in such capacity as the "Surviving Corporation") in the Merger and shall continue to be governed by the Delaware General Corporation Law ("DGCL") and its separate corporate existence, with all of its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger.

2.2 Closing. The closing of the Merger (the "Closing") will take place by the electronic (PDF), facsimile or overnight courier exchange of executed documents or at a location and at a time as agreed to by the parties hereto on the date designated by Acquisition Corp. following satisfaction or waiver of the conditions to Closing set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing).

2.3 Effective Time. In connection with the Closing, Acquisition Sub and GAFC shall duly execute and deliver articles of merger (the "Articles of Merger") to the Delaware Secretary of State for filing pursuant to the DGCL. The parties will make all other filings or recordings required under the laws of Delaware. The Merger shall become effective at such time as the Articles of Merger are duly filed or at such later date or time as Acquisition Corp. and GAFC agree and specify in the Articles of Merger (the date and time the Merger becomes effective being the "Effective Time").

2.4 Effects of the Merger. The Merger will have the effects set forth in the DGCL. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, Acquisition Sub shall possess all of the properties, rights, privileges, powers and franchises of GAFC and be subject to all of the debts, liabilities and obligations of GAFC.

2.5   Effect on Outstanding Shares of GAFC Common Stock.

     (a) By virtue of the Merger, automatically and without any action on the part of the holder thereof, each share of GAFC Common Stock issued and outstanding at the Effective Time, other than Excluded Shares, shall become and be converted into the right to receive $0.10 in cash without interest (the "Merger Consideration").

     (b) As of the Effective Time, each Excluded Share, other than Dissenters' Shares, shall be canceled and retired and shall cease to exist, and no payment shall be made with respect thereto. All shares of GAFC Common Stock that are held by Acquisition Corp., if any, other than shares held in a fiduciary capacity or in satisfaction of a debt previously contracted, shall be canceled and shall constitute authorized but unissued shares. In addition, no Dissenters' Shares shall be converted into the Merger Consideration but instead shall be treated in accordance with the provisions set forth in Section 2.10 of this Agreement.

2.6 Payment Procedures.

     (a) Appropriate transmittal materials ("Letter of Transmittal") in a form satisfactory to Acquisition Corp. and GAFC shall be mailed as soon as practicable after the Effective Time to each holder of record of GAFC Common Stock as of the Effective Time. A Letter of Transmittal will be deemed properly completed only if accompanied by certificates representing all shares of GAFC Common Stock to be converted thereby.

     (b) At and after the Effective Time, each certificate ("Certificate") previously representing shares of GAFC Common Stock (except as specifically set forth in Section 2.5) shall represent only the right to receive the Merger Consideration.

     (c) Prior to the Effective Time, Acquisition Corp. shall deposit, or cause to be deposited, with a bank, trust company, transfer agent and registrar or other similar entity selected by Acquisition Corp. and consented to by GAFC, whose consent shall not unreasonably be withheld, which shall act as paying agent (the "Paying Agent") for the benefit of the holders of shares of GAFC Common Stock, for exchange in accordance with this Section 2.6, an amount of cash sufficient to pay the aggregate Merger Consideration.

     (d) The Letter of Transmittal shall (i) specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent, (ii) be in a form and contain any other provisions as Acquisition Corp. may reasonably determine and (iii) include instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon the proper surrender of the Certificates to the Paying Agent, together with a properly completed and duly executed Letter of Transmittal, the holder of such Certificates shall be entitled to receive in exchange therefor a check in the amount equal to the cash that such holder has the right to receive pursuant to Section 2.5. Certificates so surrendered shall forthwith be canceled. As soon as practicable following receipt of the properly completed Letter of Transmittal and any necessary accompanying documentation, the Paying Agent shall distribute the Merger Consideration as provided herein. If there is a transfer of ownership of any shares of GAFC Common Stock not registered in the transfer records of GAFC, the Merger Consideration shall be issued to the transferee thereof if the Certificates representing such GAFC Common Stock are presented to the Paying Agent, accompanied by all documents required, in the reasonable judgment of Acquisition Corp. and the Paying Agent, to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid.

     (e) The stock transfer books of GAFC shall be closed immediately upon the Effective Time and from and after the Effective Time there shall be no transfers on the stock transfer records of GAFC of any shares of GAFC Common Stock. If, after the Effective Time, Certificates are presented to Acquisition Corp., they shall be canceled and exchanged for the Merger Consideration deliverable in respect thereof pursuant to this Agreement in accordance with the procedures set forth in this Section 2.6.

     (f) Any  portion of the  aggregate  amount of cash to be paid  pursuant  to
Section 2.5 or any proceeds from any investments thereof that remains unclaimed by the stockholders of GAFC for six months after the Effective Time shall be repaid by the Paying Agent to Acquisition Corp. upon the written request of Acquisition Corp. After such request is made, any stockholders of GAFC who have not theretofore complied with this Section 2.6 shall look only to Acquisition Corp. for the Merger Consideration deliverable in respect of each share of GAFC Common Stock such stockholder holds, as determined pursuant to Section 2.5 of this Agreement, without any interest thereon. If outstanding Certificates are not surrendered prior to the date on which such payments would otherwise escheat to or become the property of any governmental unit or agency, the unclaimed items shall, to the extent permitted by any abandoned property, escheat or other applicable laws, become the property of Acquisition Corp. (and, to the extent not in its possession, shall be paid over to it), free and clear of all claims or interest of any person previously entitled to such claims. Notwithstanding the foregoing, neither the Paying Agent nor any party to this Agreement (or any affiliate thereof) shall be liable to any former holder of GAFC Common Stock for any amount delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

     (g) Acquisition Corp. and the Paying Agent shall be entitled to rely upon GAFC's stock transfer books to establish the identity of those persons entitled to receive the Merger Consideration, which books shall be conclusive with respect thereto. In the event of a dispute with respect to ownership of stock represented by any Certificate, Acquisition Corp. and the Paying Agent shall be entitled to deposit any Merger Consideration represented thereby in escrow with an independent third party and thereafter be relieved with respect to any claims thereto.

     (h) If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Paying Agent or Acquisition Corp., the posting by such person of a bond in such amount as the Paying Agent may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration deliverable in respect thereof pursuant to Section 2.5.

2.7   Reserved

2.8 Directors of Surviving Corporation After Effective Time. Immediately after the Effective Time, until their respective successors are duly elected or appointed and qualified, the directors of the Surviving Corporation shall consist of the directors of Acquisition Sub serving immediately prior to the Effective Time.

2.9 Articles of Incorporation and Bylaws. The articles of incorporation of Acquisition Sub, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of GAFC until thereafter amended in accordance with applicable law. The bylaws of GAFC, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with applicable law.

2.10 Dissenters' Rights. Notwithstanding any other provision of this Agreement to the contrary, shares of GAFC Common Stock that are outstanding immediately prior to the Effective Time and which are held by stockholders who shall have not voted in favor of the Merger and who shall have filed with GAFC a written objection to the Merger at or before the Stockholder Meeting (collectively, the "Dissenters' Shares") shall not be converted into or represent the right to receive the Merger Consideration. Such stockholders instead shall be entitled to receive payment of the fair value of such shares held by them in accordance with the provisions of the Delaware General Corporation Law ("DGCL"), except that all Dissenters' Shares held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or otherwise lost their rights to payment of the fair value of such shares under the DGCL shall thereupon be deemed to have been converted into and to have become exchangeable, as of the Effective Time, for the right to receive, without any interest thereon, the Merger Consideration upon surrender, in the manner provided in Section 2.6 of the GAFC Certificate(s) that, immediately prior to the Effective Time, evidenced such shares. GAFC shall give Acquisition Corp. (i) prompt notice of any written objections to the Merger, attempted withdrawals of demands for payment and any other instruments served pursuant to the DGCL and received by GAFC relating to Dissenters' Shares, and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands under the DGCL consistent with the obligations of GAFC thereunder. GAFC shall not, except with prior written consent of Acquisition Corp., (x) make any payment with respect to such demand, (y) offer to settle or settle any demand for payment or (z) waive any failure to timely deliver a written objection to the Merger or timely take any other action to perfect dissenters' rights in accordance with the DGCL.

2.11 Alternative Structure. Notwithstanding anything to the contrary contained in this Agreement, prior to the Effective Time, Acquisition Corp. may specify that the structure of the transactions contemplated by this Agreement be revised and the parties shall enter into such alternative transactions as Acquisition Corp. may reasonably determine to effect the purposes of this Agreement; provided, however, that such revised structure shall not (i) alter or change the amount or kind of the Merger Consideration or (ii) adversely impede or delay the receipt of any regulatory approval referred to in, or the consummation of the transactions contemplated by, this Agreement. In the event that Acquisition Corp. elects to make such a revision, the parties agree to execute appropriate documents to reflect the revised structure.

2.12 Absence of Control. Subject to any specific provisions of this Agreement, it is the intent of the parties hereto that Acquisition Corp. by reason of this Agreement shall not be deemed (until consummation of the transactions contemplated hereby) to control, directly or indirectly, GAFC or to exercise, directly or indirectly, a controlling influence over the management or policies of GAFC.

2.13 Treatment of Stock Options. Prior to the Effective Time, GAFC shall take all action necessary to terminate each stock option plan of GAFC (the "GAFC Stock Option Plans") and use its reasonable best efforts to obtain from each stock option holder an agreement cancelling such person's outstanding stock options as of the Effective Time.

                    Article III Representations and Warranties

3.1 Disclosure Letters. Prior to the execution and delivery of this Agreement, Acquisition Corp. and GAFC have each delivered to the other a letter (each, its "Disclosure Letter") setting forth, among other things, facts, circumstances and events the disclosure of which is required or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more of their respective representations and warranties (and making specific reference to the Section of this Agreement to which they relate).

3.2 Representations and Warranties of GAFC. GAFC represents and warrants to Acquisition Corp. that, except as disclosed in GAFC's Disclosure Letter:

     (a) Organization and Qualification. GAFC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is registered with the OTS as a savings and loan holding company. GAFC has all requisite corporate power and authority to own, lease and operate its properties and to conduct the business currently being conducted by it. GAFC is duly qualified or licensed as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed and in good standing would not have a Material Adverse Affect on GAFC. GAFC engages only in activities (and holds properties only of the types) permitted to savings and loan holding companies by the HOLA and the rules and regulations of the OTS promulgated thereunder.

     (b) Subsidiaries.

            (i) GAFC's Disclosure Letter sets forth with respect to each of GAFC's direct and indirect Subsidiaries its name, its jurisdiction of incorporation, GAFC's percentage ownership, the number of shares of stock owned or controlled by GAFC and the name and number of shares held by any other person who owns any stock of the Subsidiary. GAFC owns of record and beneficially all the capital stock of each of its Subsidiaries free and clear of any Liens. There are no contracts, commitments, agreements or understandings relating to GAFC's right to vote or dispose of any equity securities of its Subsidiaries. GAFC's ownership interest in each of its Subsidiaries is in compliance with all applicable laws, rules and regulations relating to equity investments by savings and loan holding companies or federally chartered savings banks.

            (ii) Each of GAFC's Subsidiaries is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to conduct the business currently being conducted by it and is duly qualified or licensed as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed and in good standing would not have a Material Adverse Effect on such Subsidiary.

            (iii) The outstanding shares of capital stock of each Subsidiary have been validly authorized and are validly issued, fully paid and nonassessable. No shares of capital stock of any Subsidiary of GAFC are or may be required to be issued by virtue of any options, warrants or other rights, no securities exist that are convertible into or exchangeable for shares of such capital stock or any other debt or equity security of any Subsidiary, and there are no contracts, commitments, agreements or understandings of any kind for the issuance of additional shares of capital stock or other debt or equity security of any Subsidiary or options, warrants or other rights with respect to such securities.

            (iv) No Subsidiary of GAFC other than Greater Atlantic Bank ("GAFC Bank") is an "insured depository institution" as defined in the FDIA and the applicable regulations thereunder. GAFC Bank's deposits are insured by the FDIC through the Deposit Insurance Fund to the fullest extent permitted by law. GAFC Bank is a member in good standing of the Federal Home Loan Bank of Atlanta.

     (c) Capital Structure.

            (i) The authorized capital stock of GAFC consists of 10,000,000 shares of GAFC Common Stock and 2,500,000 shares of preferred stock.

            (ii) As of the date of this Agreement:

                   (A) 3,024,220 shares of GAFC Common Stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable and were issued in full compliance with all applicable laws and not in violation of any preemptive rights and no shares of preferred stock are issued and outstanding.

                   (B) No shares of GAFC Common Stock are held in treasury by GAFC or otherwise directly or indirectly owned by GAFC.

                   (C) 192,666 shares are reserved for issuance upon the exercise of options outstanding under the GAFC Stock Option Plans or warrants to acquire GAFC Common Stock.

            (iii) No bonds, debentures, notes or other indebtedness having the right to vote on any matters on which stockholders of GAFC may vote are issued or outstanding.

            (iv) Except as set forth in this Section 3.2(c), as of the date of this Agreement, (A) no shares of capital stock or other voting securities of GAFC are issued, reserved for issuance or outstanding and (B) neither GAFC nor any of its Subsidiaries has or is bound by any outstanding subscriptions, options, warrants, calls, rights, convertible securities, commitments or agreements of any character obligating GAFC or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, any additional shares of capital stock of GAFC or obligating GAFC or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, right, convertible security, commitment or agreement. As of the date hereof, there are no outstanding contractual obligations of GAFC or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of GAFC or any of its Subsidiaries.

     (d) Authority. GAFC has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate actions on the part of GAFC's Board of Directors, and no other corporate proceedings on the part of GAFC are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement other than the approval and adoption of this Agreement by the affirmative vote of the holders of a majority of the outstanding shares of GAFC Common Stock. This Agreement has been duly and validly executed and delivered by GAFC and constitutes a valid and binding obligation of GAFC, enforceable against GAFC in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally and to general principles of equity, whether applied in a court of law or a court of equity.

     (e) No Violations. The execution, delivery and performance of this Agreement by GAFC do not, and the consummation of the transactions contemplated by this Agreement will not, (i) assuming all required governmental approvals have been obtained and the applicable waiting periods have expired, violate any law, rule or regulation or any judgment, decree, order, governmental permit or license to which GAFC or any of its Subsidiaries (or any of their respective properties) is subject, (ii) violate the certificate of incorporation or bylaws of GAFC or the similar organizational documents of any of its Subsidiaries or
(iii) constitute a breach or violation of, or a default under (or an event which, with due notice or lapse of time or both, would constitute a default under), or result in the termination of, accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of GAFC or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, indenture, deed of trust, loan agreement or other agreement, instrument or obligation to which GAFC or any of its Subsidiaries is a party, or to which any of their respective properties or assets may be subject.

     (f) Consents and Approvals. No consents or approvals of, or filings or registrations with, any Governmental Entity or any third party are required to be made or obtained in connection with the execution and delivery by GAFC of this Agreement or the consummation by GAFC of the Merger and the other transactions contemplated by this Agreement, except for filings of applications and notices with, receipt of approvals or nonobjections from, and expiration of the related waiting period required by, federal and state banking authorities. As of the date hereof, GAFC has no knowledge of any reason pertaining to GAFC why any of the approvals referred to in this Section 3.2(f) should not be obtained without the imposition of any material condition or restriction described in Section 6.1(b).

     (g) Governmental Filings. GAFC and each of its Subsidiaries has filed all reports, schedules, registration statements and other documents that it has been required to file since September 30, 2006 with the SEC, OTS, the FDIC, or any other Governmental Regulator (collectively, "GAFC's Reports"). No administrative actions have been taken or, to the knowledge of GAFC, threatened or orders issued in connection with any of GAFC's Reports. As of their respective dates, each of GAFC's Reports complied in all material respects with all laws or regulations under which it was filed (or was amended so as to be in compliance promptly following discovery of such noncompliance). Any financial statement contained in any of GAFC's Reports fairly presented in all material respects the financial position of GAFC on a consolidated basis, GAFC alone or each of GAFC's Subsidiaries alone, as the case may be, and was prepared in all material respects in accordance with GAAP or applicable regulations.

     (h) Financial Statements. GAFC's Disclosure Letter contains copies of (i) the audited consolidated balance sheet of GAFC and its Subsidiaries as of September 30, 2008 and 2007 and related consolidated statements of income for each of the years in the two-year period ended September 30, 2008 and (ii) the unaudited consolidated balance sheet of GAFC and its Subsidiaries as of March 31, 2009 and the related unaudited consolidated statement of income for the three and six months ended March 31, 2009. Such financial statements were prepared from the books and records of GAFC and its Subsidiaries, fairly present the consolidated financial position of GAFC and its Subsidiaries in each case at and as of the dates indicated and the consolidated results of operations of GAFC and its Subsidiaries for the periods indicated, and were prepared in accordance with GAAP consistently applied throughout the periods covered thereby; provided, however, that the unaudited financial statements for interim periods are subject to normal year-end adjustments (which will not be material individually or in the aggregate.

     (i) Undisclosed Liabilities. Neither GAFC nor any of its Subsidiaries has incurred any debt, liability or obligation of any nature whatsoever (whether accrued, contingent, absolute or otherwise and whether due or to become due) other than liabilities reflected on or reserved against in the consolidated balance sheet of GAFC as of September 30, 2008, except for (i) liabilities incurred since September 30, 2008 in the ordinary course of business consistent with past practice that, either alone or when combined with all similar liabilities, have not had, and would not reasonably be expected to have, a Material Adverse Effect on GAFC and (ii) liabilities incurred for legal, accounting, financial advisory fees and out-of-pocket expenses in connection with the transactions contemplated by this Agreement.

     (j) Absence of Certain Changes or Events. Since September 30, 2008:

            (i) GAFC and its Subsidiaries have conducted their respective businesses only in the ordinary and usual course of such businesses consistent with their past practices;

            (ii) there has not been any event or occurrence that has had, or is reasonably expected to have, a Material Adverse Effect on GAFC;

            (iii) GAFC has not declared, paid or set aside any dividends or distributions with respect to the GAFC Common Stock other than as expressly permitted by this Agreement;

            (iv) except for supplies or equipment purchased in the ordinary course of business, neither GAFC nor any of its Subsidiaries have made any capital expenditures exceeding individually or in the aggregate $25,000;

            (v) there has not been any write-down by GAFC Bank in excess of $25,000 with respect to any individual Loan or other real estate owned;

            (vi) there has not been any sale, assignment or transfer of any assets by GAFC or any of its Subsidiaries in excess of $25,000 other than in the ordinary course of business or pursuant to a contract or agreement disclosed in GAFC's Disclosure Letter;

            (vii) there has been no increase in the salary, compensation, pension or other benefits payable or to become payable by GAFC or any of its Subsidiaries to any of their respective directors, officers or employees, other than in conformity with the policies and practices of such entity in the usual and ordinary course of its business;

            (viii) neither GAFC nor any of its Subsidiaries has paid or made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any of their directors, officers or employees other than as expressly permitted by this Agreement; and

            (ix) there has been no change in any accounting principles, practices or methods of GAFC or any of its Subsidiaries.

     (k) Litigation. There are no suits, actions or legal, administrative or arbitration proceedings pending or, to the knowledge of GAFC, threatened against or affecting GAFC or any of its Subsidiaries or any property or asset of GAFC or any of its Subsidiaries that (i) is seeking damages or declaratory relief against GAFC or any of its Subsidiaries or (ii) challenge the validity or propriety of the transactions contemplated by this Agreement. There are no judgments, decrees, injunctions, orders or rulings of any Governmental Entity or arbitrator outstanding against GAFC or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on GAFC.

     (l) Absence of Regulatory Actions. Since September 30, 2006, neither GAFC nor any of its Subsidiaries has been a party to any cease and desist order, written agreement or memorandum of understanding with, or any commitment letter or similar undertaking to, or has been subject to any action, proceeding, order or directive by any Government Regulator, or has adopted any board resolutions at the request of any Government Regulator, or has been advised by any Government Regulator that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such action, proceeding, order, directive, written agreement, memorandum of understanding, commitment letter, board resolutions or similar undertaking. There are no unresolved violations, criticisms or exceptions by any Government Regulator with respect to any report or statement relating to any examinations of GAFC or its Subsidiaries.

     (m) Compliance with Laws. GAFC and each of its Subsidiaries conducts its business in compliance with all statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable to it or the employees conducting such business, except where noncompliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on GAFC. GAFC and each of its Subsidiaries has all permits, licenses, certificates of authority, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Entities that are required in order to permit it to carry on its business in all material respects as it is presently conducted; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect, and no suspension or cancellation of any of them is, to the knowledge of GAFC, threatened. Neither GAFC nor any of its Subsidiaries has been given written notice or been charged with any violation of, any law, ordinance, regulation, order, writ, rule, decree or condition to approval of any Governmental Entity which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on GAFC.

     (n) Taxes. All federal, state, local and foreign tax returns required to be filed by or on behalf of GAFC or any of its Subsidiaries have been timely filed or requests for extensions have been timely filed and any such extension shall have been granted and not have expired, and all such filed returns are complete and accurate in all material respects. All Taxes shown on such returns, all Taxes required to be shown on returns for which extensions have been granted and all other Taxes required to be paid by GAFC or any of its Subsidiaries have been paid in full or adequate provision has been made for any such Taxes on GAFC's balance sheet (in accordance with GAAP). There is no audit examination, deficiency assessment, tax investigation or refund litigation with respect to any Taxes of GAFC or any of its Subsidiaries, and no claim has been made in writing by any authority in a jurisdiction where GAFC or any of its Subsidiaries do not file tax returns that GAFC or any such Subsidiary is subject to taxation in that jurisdiction. All Taxes, interest, additions and penalties due with respect to completed and settled examinations or concluded litigation relating to GAFC or any of its Subsidiaries have been paid in full or adequate provision has been made for any such Taxes on GAFC's balance sheet (in accordance with GAAP). GAFC and its Subsidiaries have not executed an extension or waiver of any statute of limitations on the assessment or collection of any tax due that is currently in effect. GAFC and each of its Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party, and GAFC and each of its Subsidiaries has timely complied with all applicable information reporting requirements under Part III, Subchapter A of Chapter 61 of the IRC and similar applicable state and local information reporting requirements. Neither GAFC nor any of its Subsidiaries is a party to any agreement, contract, arrangement or plan that has resulted or would result, individually or in the aggregate, in connection with this Agreement in the payment of any "excess parachute payment" within the meaning of Section 280G of the IRC and neither GAFC nor any of its Subsidiaries has made any payment and is not a party to any agreement, and does not maintain any plan, program or arrangement, that could require it to make any payment that would not be fully deductible by reason of Section 162(m) of the IRC.

     (o) Agreements.

            (i) GAFC has previously delivered to Acquisition Corp., and GAFC's Disclosure Letter lists, any contract, arrangement, commitment or understanding (whether written or oral) to which GAFC or any of its Subsidiaries is a party or is bound:

                   (A) with any executive officer or other key employee of GAFC or any of its Subsidiaries the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving GAFC or any of its Subsidiaries of the nature contemplated by this Agreement;

                   (B)  with  respect  to  the  employment  of  any   directors,
officers, employees or consultants;

                   (C) any of the benefits of which will be increased, or the vesting or payment of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement (including any stock option plan, phantom stock or stock appreciation rights plan, restricted stock plan or stock purchase plan);

                   (D) containing covenants that limit the ability of GAFC or any of its Subsidiaries to compete in any line of business or with any person, or that involve any restriction on the geographic area in which, or method by which, GAFC (including any successor thereof) or any of its Subsidiaries may carry on its business (other than as may be required by law or any regulatory agency);

                   (E) pursuant to which GAFC or any of its Subsidiaries may become obligated to invest in or contribute capital to any entity;

                   (F) that relates to borrowings of money (or guarantees thereof) by GAFC or any of its Subsidiaries in excess of $50,000;

                   (G) which is a lease or license with respect to any property, real or personal, whether as landlord, tenant, licensor or licensee, involving a liability or obligation as obligor in excess of $25,000 on an annual basis; or

                   (H) the termination of which would require payment by GAFC or any of its Subsidiaries in excess of $25,000.

            (ii) Neither GAFC nor any of its Subsidiaries is in default under (and no event has occurred which, with due notice or lapse of time or both, would constitute a default under) or is in violation of any provision of any note, bond, indenture, mortgage, deed of trust, loan agreement, lease or other agreement to which it is a party or by which it is bound or to which any of its respective properties or assets is subject and, to the knowledge of GAFC, no other party to any such agreement (excluding any loan or extension of credit made by GAFC or any of its Subsidiaries) is in default in any respect thereunder.

            (iii) GAFC's Disclosure Letter lists each agency or brokerage contract pursuant to which GAFC or any of its Subsidiaries is authorized to represent an insurer or place insurance through another agency. Neither GAFC nor any of its Subsidiaries have received written notice of termination of any existing agency or brokerage contract and, to the knowledge of GAFC, no insurer or agency has threatened to terminate or is contemplating terminating its agency or brokerage contract with GAFC or any of its Subsidiaries. There exists no dispute between GAFC or any of its Subsidiaries and any insurer or agency with respect to either GAFC's or any of its Subsidiaries or the insurer's or agency's performance under the agency or brokerage contract between GAFC or any of its Subsidiaries and the insurer or agency.

     (p) Intellectual Property. GAFC and each of its Subsidiaries owns or possesses valid and binding licenses and other rights to use (in the manner and the geographic areas in which they are currently used) without payment all patents, copyrights, trade secrets, trade names, service marks and trademarks material to its business. GAFC's Disclosure Letter sets forth a complete and correct list of all material trademarks, trade names, service marks and copyrights owned by or licensed to GAFC or any of its Subsidiaries for use in its business, and all licenses and other agreements relating thereto and all agreements relating to third party intellectual property that GAFC or any of its Subsidiaries is licensed or authorized to use in its business, including without limitation any software licenses but excluding any so-called "shrink-wrap" license agreements and other similar computer software licensed in the ordinary course of business and/or otherwise resident on desktop computers (collectively, the "Intellectual Property"). With respect to each item of Intellectual Property owned by GAFC or any of its Subsidiaries, the owner possesses all right, title and interest in and to the item, free and clear of any Lien. With respect to each item of Intellectual Property that GAFC or any of its Subsidiaries is licensed or authorized to use, the license, sublicense or agreement covering such item is legal, valid, binding, enforceable and in full force and effect. Neither GAFC nor any of its Subsidiaries has received any charge, complaint, claim, demand or notice alleging any interference, infringement, misappropriation or violation with or of any intellectual property rights of a third party (including any claims that GAFC or any of its Subsidiaries must license or refrain from using any intellectual property rights of a third party). To the knowledge of GAFC, neither GAFC nor any of its Subsidiaries has interfered with, infringed upon, misappropriated or otherwise come into conflict with any intellectual property rights of third parties and no third party has interfered with, infringed upon, misappropriated or otherwise come into conflict with any intellectual property rights of GAFC or any of its Subsidiaries.

     (q) Labor Matters. GAFC and its Subsidiaries are in material compliance with all applicable laws respecting employment, retention of independent contractors, employment practices, terms and conditions of employment, and wages and hours. Neither GAFC nor any of its Subsidiaries is or has ever been a party to, or is or has ever been bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization with respect to its employees, nor is GAFC or any of its Subsidiaries the subject of any proceeding asserting that it has committed an unfair labor practice or seeking to compel it or any such Subsidiary to bargain with any labor organization as to wages and conditions of employment nor, to the knowledge of GAFC, has any such proceeding been threatened, nor is there any strike, other labor dispute or organizational effort involving GAFC or any of its Subsidiaries pending or, to the knowledge of GAFC, threatened.

     (r) Employee Benefit Plans.

            (i) GAFC's Disclosure Letter contains a complete and  accurate  list of all pension, retirement, stock option, stock purchase, stock ownership, savings, stock appreciation right, profit sharing, deferred compensation, consulting, bonus, group insurance, severance and other benefit plans, contracts, agreements and arrangements, including, but not limited to, "employee benefit plans," as defined in Section 3(3) of ERISA, incentive and welfare policies, contracts, plans and arrangements and  all  trust  agreements  related thereto with respect to any present or former directors, officers or other employees of GAFC or any of its Subsidiaries (hereinafter referred to collectively as the "GAFC Employee Plans"). GAFC has previously delivered or made available to Acquisition Corp. true and complete copies of each agreement, plan and other documents referenced in GAFC's Disclosure Letter, along with, where applicable, copies of the IRS Form 5500 or 5500-C for the most recently completed year. There has been no announcement or commitment by GAFC or any of its Subsidiaries to create an additional GAFC Employee Plan, or to amend any GAFC Employee Plan, except for amendments required by applicable law which do not materially increase the cost of such GAFC Employee Plan.

            (ii) There is no pending or, to the knowledge of GAFC, threatened litigation, administrative action or proceeding relating to any GAFC Employee Plan. All of the GAFC Employee Plans comply in all material respects with all applicable requirements of ERISA, the IRC and other applicable laws. There has occurred no "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the IRC) with respect to the GAFC Employee Plans that is likely to result in the imposition of any penalties or Taxes upon GAFC or any of its Subsidiaries under Section 502(i) of ERISA or Section 4975 of the IRC.

            (iii) No liability to the Pension Benefit Guarantee Corporation has been or is expected by GAFC or any of its Subsidiaries to be incurred with respect to any GAFC Employee Plan which is subject to Title IV of ERISA ("GAFC Pension Plan"), or with respect to any "single-employer plan" (as defined in
Section 4001(a) of ERISA) currently or formerly maintained by GAFC or any ERISA Affiliate. No GAFC Pension Plan had an "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, as of the last day of the end of the most recent plan year ending prior to the date hereof; the fair market value of the assets of each GAFC Pension Plan exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under such GAFC Pension Plan as of the end of the most recent plan year with respect to the respective GAFC Pension Plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such GAFC Pension Plan as of the date hereof; and no notice of a "reportable event" (as defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived has been required to be filed for any GAFC Pension Plan within the 12-month period ending on the date hereof. Neither GAFC nor any of its Subsidiaries has provided, or is required to provide, security to any GAFC Pension Plan or to any single-employer plan of an ERISA Affiliate pursuant to Section 401(a)(29) of the IRC. Neither GAFC, its Subsidiaries, nor any ERISA Affiliate has contributed to any "multiemployer plan," as defined in Section 3(37) of ERISA, on or after September 26, 1980.

            (iv) Each GAFC Employee Plan that is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) and which is intended to be qualified under Section 401(a) of the IRC (a "GAFC Qualified Plan") has received a favorable determination letter from the IRS, and, to the knowledge of GAFC, there are no circumstances likely to result in revocation of any such favorable determination letter. Each GAFC Qualified Plan that is an "employee stock ownership plan" (as defined in Section 4975(e)(7) of the IRC) has satisfied all of the applicable requirements of Sections 409 and 4975(e)(7) of the IRC and the regulations thereunder in all material respects and any assets of any such GAFC Qualified Plan that, as of the end of the plan year, are not allocated to participants' individual accounts are pledged as security for, and may be applied to satisfy, any securities acquisition indebtedness.

            (v) No GAFC Employee Plan is a "multiple employer plan" (as defined in Section 4063 of ERISA).

            (vi) Neither GAFC nor any of its Subsidiaries has any obligations for post-retirement or post-employment benefits under any GAFC Employee Plan that cannot be amended or terminated upon 60 days' notice or less without incurring any liability thereunder, except for coverage required by Part 6 of Title I of ERISA or Section 4980B of the IRC, or similar state laws, the cost of which is borne by the insured individuals.

            (vii) All contributions required to be made with respect to any GAFC Employee Plan by applicable law or regulation or by any plan document or other contractual undertaking, and all premiums due or payable with respect to insurance policies funding any GAFC Employee Plan, for any period through the date hereof have been timely made or paid in full, or to the extent not required to be made or paid on or before the date hereof, have been fully reflected in the financial statements of GAFC. Each GAFC Employee Plan that is an employee welfare benefit plan under Section 3(1) of ERISA either (A) is funded through an insurance company contract and is not a "welfare benefit fund" within the meaning of Section 419 of the IRC or (B) is unfunded.

     (s) Properties.

            (i) A list and description of all real property owned or leased by GAFC or a Subsidiary of GAFC is set forth in GAFC's Disclosure Letter. GAFC and each of its Subsidiaries has good and marketable title to all real property owned by it (including any property acquired in a judicial foreclosure proceeding or by way of a deed in lieu of foreclosure or similar transfer), in each case free and clear of any Liens except (i) liens for Taxes not yet due and payable and (ii) such easements, restrictions and encumbrances, if any, as are not material in character, amount or extent, and do not materially detract from the value, or materially interfere with the present use of the properties subject thereto or affected thereby. Each lease pursuant to which GAFC or any of its Subsidiaries as lessee, leases real or personal property is valid and in full force and effect and neither GAFC nor any of its Subsidiaries, nor, to GAFC's knowledge, any other party to any such lease, is in default or in violation of any material provisions of any such lease. GAFC has previously delivered to Acquisition Corp. a complete and correct copy of each such lease. All real property owned or leased by GAFC or any of its Subsidiaries are in all material respects in a good state of maintenance and repair (normal wear and tear excepted), conform with all applicable ordinances, regulations and zoning laws and are considered by GAFC to be adequate for the current business of GAFC and its Subsidiaries. To the knowledge of GAFC, none of the buildings, structures or other improvements located on any real property owned or leased by GAFC or any of its Subsidiaries encroaches upon or over any adjoining parcel or real estate or any easement or right-of-way.

            (ii) GAFC and each of its Subsidiaries has good and marketable title to all tangible personal property owned by it, free and clear of all Liens except such Liens, if any, that are not material in character, amount or extent, and that do not materially detract from the value, or materially interfere with the present use of the properties subject thereto or affected thereby. With respect to personal property used in the business of GAFC and its Subsidiaries that is leased rather than owned, neither GAFC nor any of its Subsidiaries is in default under the terms of any such lease.

     (t) Reserved

     (u) Fees. Other than for financial advisory services performed for GAFC by Sandler O'Neill & Partners L.P. pursuant to an agreement dated January 30, 2006, a true and complete copy of which is attached as an exhibit to GAFC's Disclosure Letter, neither GAFC nor any of its Subsidiaries, nor any of their respective officers, directors, employees or agents, has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for GAFC or any of its Subsidiaries in connection with this Agreement or the transactions contemplated hereby.

     (v) Environmental Matters.

            (i) Each of GAFC and its Subsidiaries, the Participation Facilities, and, to the knowledge of GAFC, the Loan Properties are, and have been, in compliance with all Environmental Laws.

            (ii) There is no suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending or, to the knowledge of GAFC, threatened, before any court, governmental agency or board or other forum against GAFC or any of its Subsidiaries or any Participation Facility (A) for alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (B) relating to the presence of or release into the environment of any Hazardous Material, whether or not occurring at or on a site owned, leased or operated by GAFC or any of its Subsidiaries or any Participation Facility.

            (iii) To the knowledge of GAFC, there is no suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending or threatened before any court, governmental agency or board or other forum relating to or against any Loan Property (or GAFC or any of its Subsidiaries in respect of such Loan Property) (A) relating to alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (B) relating to the presence of or release into the environment of any Hazardous Material, whether or not occurring at a Loan Property.

            (iv) Neither GAFC nor any of its Subsidiaries has received any notice, demand letter, executive or administrative order, directive or request for information from any Governmental Entity or any third party indicating that it may be in violation of, or liable under, any Environmental Law.

            (v) There are no underground storage tanks at any properties owned or operated by GAFC or any of its Subsidiaries or any Participation Facility. Neither GAFC nor any of its Subsidiaries nor, to the knowledge of GAFC, any other person or entity, has closed or removed any underground storage tanks from any properties owned or operated by GAFC or any of its Subsidiaries or any Participation Facility.

            (vi) During the period of (A) GAFC's or its Subsidiary's ownership or operation of any of their respective current properties or (B) GAFC's or its Subsidiary's participation in the management of any Participation Facility, there has been no release of Hazardous Materials in, on, under or affecting such properties except for releases of Hazardous Materials in quantities below the level at which they are regulated under any Environmental Law. To the knowledge of GAFC, prior to the period of (A) GAFC's or its Subsidiary's ownership or operation of any of their respective current properties or (B) GAFC's or its Subsidiary's participation in the management of any Participation Facility, there was no contamination by or release of Hazardous Material in, on, under or affecting such properties except for releases of Hazardous Materials in quantities below the level at which they are regulated under any Environmental Law.

     (w) Loan Portfolio; Allowance for Loan Losses.

            (i) With respect to each Loan owned by GAFC or its Subsidiaries in whole or in part:
                   (A) The note and the related security documents are each legal, valid and binding obligations of the maker or obligor thereof, enforceable against such maker or obligor in accordance with their terms and the rights of GAFC with respect to each Loan would not be adversely affected by the consummation of the transactions contemplated by this Agreement;

                   (B) neither GAFC nor any of its Subsidiaries, nor any prior holder of a Loan, has modified the note or any of the related security documents in any material respect or satisfied, canceled or subordinated the note or any of the related security documents except as otherwise disclosed by documents in the applicable Loan file;

                   (C) GAFC or a Subsidiary of GAFC is the sole holder of legal and beneficial title to each Loan (or GAFC's or its Subsidiary's applicable participation interest, as applicable), except as otherwise referenced on the books and records of GAFC or a Subsidiary of GAFC;

                   (D) each Loan file is complete in all material respects and includes the original note and the related security documents, and copies of any documents in the Loan files are true and correct copies of the documents they purport to be and have not been suspended, amended, modified, canceled or otherwise changed except as otherwise disclosed by documents in the applicable Loan file; and

                   (E) with respect to a Loan held in the form of a participation, the participation documentation is legal, valid, binding and enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (ii) Neither the terms of any Loan, any of the documentation for any Loan, the manner in which any Loans have been administered and serviced, nor GAFC's practices of approving or rejecting Loan applications, violate in any material respect any federal, state, or local law, rule or regulation applicable thereto, including, without limitation, the Truth In Lending Act, Regulations O and Z of the Federal Reserve Board, the CRA, the Equal Credit Opportunity Act, and any state laws, rules and regulations relating to consumer protection, installment sales and usury.

            (iii) The allowance for loan losses reflected in GAFC's unaudited balance sheet at March 31 2009 was, and the allowance for loan losses shown on the balance sheets in GAFC's Reports for periods ending after such date, in the opinion of management, was or will be adequate, as of the dates thereof.

     (x) Anti-takeover Provisions Inapplicable. GAFC and its Subsidiaries have taken all actions required to exempt Acquisition Corp., the Agreement and the Merger from any provisions of an anti-takeover nature contained in their organizational documents, and the provisions of any federal or state "anti-takeover," "fair price," "moratorium," "control share acquisition" or similar laws or regulations.

     (y) Material Interests of Certain Persons. Except for deposit and loan relationships entered into in the ordinary course of business, no current or former officer or director of GAFC, or any family member or affiliate of any such person, has any material interest, directly or indirectly, in any contract or property (real or personal), tangible or intangible, used in or pertaining to the business of GAFC or any of its Subsidiaries.

     (z) Insurance. In the opinion of management, GAFC and its Subsidiaries are presently insured for amounts deemed reasonable by management against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured. GAFC's Disclosure Letter contains a list of all policies of insurance carried and owned by GAFC or any of GAFC's Subsidiaries showing the name of the insurance company and agent, the nature of the coverage, the policy limit, the annual premiums and the expiration date. All of the insurance policies and bonds maintained by GAFC and its Subsidiaries are in full force and effect, GAFC and its Subsidiaries are not in default thereunder, all premiums and other payments due under any such policy have been paid and all material claims thereunder have been filed in due and timely fashion.

     (aa) Investment Securities; Derivatives.

            (i) Except for restrictions that exist for securities that are classified as "held to maturity," none of the investment securities held by GAFC or any of its Subsidiaries is subject to any restriction (contractual or statutory) that would materially impair the ability of the entity holding such investment freely to dispose of such investment at any time.

            (ii) Neither GAFC nor any of its Subsidiaries is a party to or has agreed to enter into an exchange-traded or over-the-counter equity, interest rate, foreign exchange or other swap, forward, future, option, cap, floor or collar or any other contract that is a derivative contract (including various combinations thereof) or owns securities that (A) are referred to generically as "structured notes," "high risk mortgage derivatives," "capped floating rate notes" or "capped floating rate mortgage derivatives" or (B) are likely to have changes in value as a result of interest or exchange rate changes that significantly exceed normal changes in value attributable to interest or exchange rate changes.

     (bb) Indemnification. Except as provided in the certificate of incorporation or bylaws of GAFC and the similar organizational documents of its Subsidiaries, neither GAFC nor any of its Subsidiaries is a party to any agreement that provides for the indemnification of any of its present or former directors, officers or employees, or other persons who serve or served as a director, officer or employee of another corporation, partnership or other enterprise at the request of GAFC and, to the knowledge of GAFC, there are no claims for which any such person would be entitled to indemnification under the certificate of incorporation or bylaws of GAFC or the similar organizational documents of any of its Subsidiaries, under any applicable law or regulation or under any indemnification agreement.

     (cc) Corporate Documents and Records. GAFC's Disclosure Letter includes a complete and correct copy of the certificate of incorporation, bylaws and similar organizational documents of GAFC and each of GAFC's Subsidiaries, as in effect as of the date of this Agreement. Neither GAFC nor any of GAFC's Subsidiaries is in violation of its certificate of incorporation, bylaws or similar organizational documents. The minute books of GAFC and each of GAFC's Subsidiaries constitute a complete and correct record of all actions taken by their respective boards of directors (and each committee thereof) and their stockholders. GAFC and each of its Subsidiaries maintains accounting records that fairly and accurately reflect, in all material respects, its transactions, and accounting controls exist sufficient to provide reasonable assurances that such transactions are, in all material respects, (i) executed in accordance with management's general or specific authorization and (ii) recorded as necessary to permit the preparation of financial statements in accordance with GAAP.

     (dd) GAFC Information. The information regarding GAFC and its Subsidiaries included in the Proxy Statement, and all amendments and supplements thereto, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The information supplied, or to be supplied, by GAFC for inclusion in applications to Governmental Entities to obtain all permits, consents, approvals and authorizations necessary or advisable to consummate the transactions contemplated by this Agreement shall be accurate in all material respects.

     (ee) CRA, Anti-Money Laundering, OFAC and Customer Information Security. GAFC Bank has received a rating of "Satisfactory" in its most recent examination or interim review with respect to the CRA. GAFC does not have knowledge of any facts or circumstances that would cause GAFC Bank or any other Subsidiary of
GAFC: (i) to be deemed not to be in satisfactory compliance in any material respect with the CRA, and the regulations promulgated thereunder, or to be assigned a rating for CRA purposes by federal or GAFC Bank regulators of lower than "satisfactory"; or (ii) to be deemed to be operating in violation in any material respect of the Bank Secrecy Act, the USA PATRIOT Act, any order issued with respect to anti-money laundering by the U.S. Department of the Treasury's Office of Foreign Assets Control, or any other applicable anti-money laundering statute, rule or regulation; or (iii) to be deemed not to be in satisfactory compliance in any material respect with the applicable privacy of customer information requirements contained in any federal and sate privacy laws and regulations, including without limitation, in Title V of the Gramm-Leach-Bliley Act of 1999 and the regulations promulgated thereunder, as well as the provisions of the information security program adopted by GAFC Bank. To the knowledge of GAFC, no non-public customer information has been disclosed to or accessed by an unauthorized third party in a manner which would cause either
GAFC or of its Subsidiaries to undertake any remedial action. The board of directors of GAFC Bank (or where appropriate of any other Subsidiary of GAFC) has adopted, and GAFC Bank (or such other Subsidiary of GAFC) has implemented, an anti-money laundering program that contains adequate and appropriate customer identification verification procedures that comply with Section 326 of the USA PATRIOT Act and such anti-money laundering program meets the requirements in all material respects of Section 352 of the USA PATRIOT Act and the regulations thereunder, and GAFC Bank (or such other Subsidiary of GAFC) has complied in all material respects with any requirements to file reports and other necessary documents as required by the USA PATRIOT Act and the regulations thereunder.

3.3 Representations and Warranties of Acquisition Corp. Acquisition Corp. represents and warrants to GAFC that, except as set forth in Acquisition Corp.'s Disclosure Letter:

     (a) Organization and Qualification. Acquisition Corp. is a corporation duly organized and validly existing under the laws of Virginia. Acquisition Sub is a corporation duly organized and validly existing under the laws of the Virginia. Acquisition Corp. has all requisite corporate power and authority to own, lease and operate its properties and to conduct the business currently being conducted by it. Acquisition Corp. is duly qualified or licensed as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed and in good standing would not have a Material Adverse Effect on Acquisition Corp..

     (b) Subsidiaries. Acquisition Corp. owns of record and beneficially all the capital stock of Acquisition Sub free and clear of any Liens. Acquisition Sub is a Virginia corporation duly organized and validly existing under the laws of Virginia, has all requisite corporate power and authority to own, lease and operate its properties and to conduct the business currently being conducted by it and is duly qualified or licensed as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed and in good standing would not have a Material Adverse Effect on Acquisition Corp.

     (c) Authority. Each of Acquisition Corp. and Acquisition Sub has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate actions on the part of Acquisition Corp.'s and Acquisition Sub's Board of Directors, and no other corporate proceedings on the part of Acquisition Corp. or Acquisition Sub are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Acquisition Corp. and Acquisition Sub and constitutes a valid and binding obligation of Acquisition Corp. and Acquisition Sub, enforceable against Acquisition Corp. and Acquisition Sub in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally and to general principles of equity, whether applied in a court of law or a court of equity.

     (d) No Violations. The execution, delivery and performance of this Agreement by Acquisition Corp. do not, and the consummation of the transactions contemplated by this Agreement will not, (i) assuming all required governmental approvals have been obtained and the applicable waiting periods have expired, violate any law, rule or regulation or any judgment, decree, order, governmental permit or license to which Acquisition Corp. or any of its Subsidiaries (or any of their respective properties) is subject, (ii) violate the charter or bylaws of Acquisition Corp. or the similar organizational documents of any of its Subsidiaries or (iii) constitute a breach or violation of, or a default under (or an event which, with due notice or lapse of time or both, would constitute a default under), or result in the termination of, accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of Acquisition Corp. or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, indenture, deed of trust, loan agreement or other agreement, instrument or obligation to which Acquisition Corp. or any of its Subsidiaries is a party, or to which any of their respective properties or assets may be subject except, in the case of (iii), for any such breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect on Acquisition Corp.

     (e) Consents and Approvals. No consents or approvals of, or filings or registrations with, any Governmental Entity or any third party are required to be made or obtained in connection with the execution and delivery by Acquisition Corp. of this Agreement or the consummation by Acquisition Corp. of the Merger and the other transactions contemplated by this Agreement, except for filings of applications and notices with, receipt of approvals or nonobjections from, and expiration of the related waiting period required by, federal and state banking authorities. Neither Acquisition Corp. nor any shareholder, officer or director of Acquisition Corp. is aware of any fact or event that would preclude regulatory approval of the Merger, and Acquisition Corp. is not aware of anything in the proposed structure and ownership of Acquisition Corp. or its affiliates that would preclude them from owning or controlling the shares of the Surviving Corporation following the Merger. As of the date hereof, Acquisition Corp. knows of no reason pertaining to Acquisition Corp. why any of the approvals referred to in this Section 3.3(e) should not be obtained without the imposition of any material condition or restriction described in Section 6.1(b).

     (f) Acquisition Corp. Information. The information regarding Acquisition Corp. and its Subsidiaries to be supplied by Acquisition Corp. for inclusion in the Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The information supplied, or to be supplied, by Acquisition Corp. for inclusion in applications to Governmental Entities to obtain all permits, consents, approvals and authorizations necessary or advisable to consummate the transactions contemplated by this Agreement shall be accurate in all material respects. (g) Availability of Funds. Acquisition Corp. has and will have available to it at the Effective Time, sources of funds sufficient to pay the aggregate Merger Consideration and to pay any other amounts payable pursuant to this Agreement and to effect the transactions contemplated hereby.

                      Article IV Conduct Pending the Merger

4.1 Forbearances by GAFC. Except as expressly contemplated or permitted by this Agreement or disclosed in GAFC's Disclosure Letter, and except to the extent required by law or regulation or any Governmental Entity during the period from the date of this Agreement to the Effective Time, GAFC shall not, nor shall GAFC permit any of its Subsidiaries to, without the prior written consent of Acquisition Corp.:

     (a) conduct its business other than in the regular, ordinary and usual course consistent with past practice; fail to use reasonable efforts to maintain and preserve intact its business organization, properties, leases, employees and advantageous business relationships and retain the services of its officers and key employees; or take any action that would adversely affect or delay its ability to perform its obligations under this Agreement or to consummate the transactions contemplated hereby;

     (b) (i) incur, modify, extend or renegotiate any indebtedness for borrowed money, or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, other than (A) the creation of deposit liabilities in the ordinary course of business consistent with past practice and (B) advances from the Federal Home Loan Bank of Atlanta with a maturity of not more than one year;

          (ii) prepay any indebtedness or other similar arrangements so as to cause GAFC to incur any prepayment penalty thereunder; or

          (iii) purchase any brokered certificates of deposit;

     (c)  (i) adjust, split, combine or reclassify any capital stock;

          (ii) make, declare or pay any dividend, or make any other distribution on its capital stock;

          (iii) grant any stock appreciation rights or any limited rights under the GAFC Employee Plans or grant any individual, corporation or other entity any right to acquire any shares of its capital stock;

          (iv) issue any additional shares of capital stock or any securities or obligations convertible or exercisable for any shares of its capital stock; or

          (v) directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock;

     (d) sell, transfer, mortgage, encumber or otherwise dispose of any of its material properties or assets to any individual, corporation or other entity other than a Subsidiary, or cancel, release or assign any indebtedness to any such person or any claims held by any such person, except in the ordinary course of business consistent with past practice or pursuant to contracts or agreements in force at the date of this Agreement;

     (e) except pursuant to contracts or agreements in force at the date of or permitted by this Agreement, make any equity investment, either by purchase of stock or securities, contributions to capital, property transfers, or purchase of any property or assets of any other individual, corporation or other entity;

     (f) enter into, renew, amend or terminate any contract or agreement, or make any change in any of its leases or contracts, other than with respect to those involving aggregate payments of less than, or the provision of goods or services with a market value of less than, $5,000 per annum and other than contracts or agreements covered by Section 4.1(g);

     (g) make, renegotiate, renew, increase, extend, modify or purchase any loan, lease (credit equivalent), advance, credit enhancement or other extension of credit, or make any commitment in respect of any of the foregoing, except (i) in conformity with existing lending practices in amounts not to exceed $250,000 or (ii) loans or advances as to which GAFC has a binding obligation as of the date hereof;

     (h) make or increase any loan or other extension of credit, or commit to make or increase any such loan or extension of credit, to any director or executive officer of GAFC or GAFC Bank, or any entity controlled, directly or indirectly, by any of the foregoing, other than renewals of existing loans or commitments to loan;

     (i) (i) increase in any manner the compensation, bonuses or other fringe benefits of any of its employees or directors, or pay any bonus, pension, retirement allowance or contribution not required by any existing plan or agreement to any such employees or directors;

            (ii) become a party to, amend or commit itself to any pension, retirement, profit-sharing or welfare benefit plan or agreement or employment agreement with or for the benefit of any employee or director;

            (iii) voluntarily accelerate the  vesting  of,  or  the  lapsing  of
restrictions  with  respect  to,  any   stock  options  or   other   stock-based
compensation; or

            (iv) elect to any senior executive office any person who is not a member of its senior executive officer team as of the date of this Agreement or elect to its Board of Directors any person who is not a member of its Board of Directors as of the date of this Agreement, or hire any employee with annual compensation in excess of $25,000;

     (j) settle any claim, action or proceeding (i) involving payment by it of money damages in excess of $5,000 or (ii) which would impose any material restriction on its operations or the operations of any of its Subsidiaries;

     (k) amend its certificate of incorporation or bylaws, or similar governing documents;

     (l) restructure or materially change its investment securities portfolio or its interest rate risk position, through purchases, sales or otherwise, or in the manner in which the portfolio is classified;

     (m) make any investment in any debt security, including mortgage-backed and mortgage-related securities, other than U.S. government and U.S. government agency securities with final maturities no greater than one year;

     (n)  make  any  capital   expenditures   other  than  pursuant  to  binding
commitments existing on the date hereof and other than expenditures necessary to maintain existing assets in good repair or to make payment of necessary Taxes;

     (o) establish or commit to the establishment of any new branch or other office facilities or file any application to relocate or terminate the operation of any banking office;

     (p) take any action that is intended or expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time prior to the Effective Time, or in any of the conditions to the Merger set forth in Article VI not being satisfied or in a violation of any provision of this Agreement;

     (q) implement or adopt any change in its accounting principles, practices or methods, other than as may be required by GAAP or regulatory guidelines; or

     (r) agree to take, make any commitment to take, or adopt any resolutions of its board of directors in support of, any of the actions prohibited by this
Section 4.1.

     Any request by GAFC or response thereto by Acquisition Corp. shall be made in accordance with the notice provisions of Section 8.7 and shall note that it is a request pursuant to this Section 4.1.

4.2   Forbearances by Acquisition  Corp.  Except as expressly   contemplated  or
permitted by this Agreement, and except to the extent required by law or regulation or any Governmental Entity, during the period from the date of this Agreement to the Effective Time, Acquisition Corp. shall not, nor shall Acquisition Corp. permit any of its Subsidiaries to, without the prior written consent of GAFC, which shall not unreasonably be withheld:

     (a) take any action that would adversely affect or delay its ability to perform its obligations under this Agreement or to consummate the transactions contemplated hereby;

     (b) take any action that is intended to or expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time prior to the Effective Time, or in any of the conditions to the Merger set forth in Article VI not being satisfied or in a violation of any provision of this Agreement; or

     (c) agree to take, make any commitment to take, or adopt any resolutions of its Board of Directors in support of, any of the actions prohibited by this
Section 4.2.

                               Article V Covenants

5.1   Acquisition Proposals.

     (a) GAFC shall not, and shall not authorize or permit any of its Subsidiaries or any of its Subsidiaries' officers, directors or employees or any investment banker, financial advisor, attorney, accountant or other representative retained by GAFC or any of its Subsidiaries to, directly or indirectly, (i) solicit, initiate or encourage (including by way of furnishing non-public information), or take any other action to facilitate, any inquiries, discussions or the making of any proposal that constitutes or could reasonably be expected to lead to an Acquisition Proposal, (ii) participate in any discussions or negotiations, or otherwise communicate in any way with any person (other than Acquisition Corp.), regarding an Acquisition Proposal or (iii) enter into or consummate any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the transactions contemplated hereby. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any officer, director or employee of GAFC or any of the Subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by GAFC or any of its Subsidiaries shall be deemed to be a breach of this Section 5.1 by GAFC.

     (b) GAFC will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted prior to the date of this Agreement with respect to any of the foregoing. GAFC will take the necessary steps to inform the appropriate individuals or entities referred to in the first sentence of Section 5.1(a) of the obligations undertaken in this
Section 5.1. GAFC will promptly request each person (other than Acquisition Corp.) that has executed a confidentiality agreement in the 12 months prior to the date hereof in connection with its consideration of a business combination with GAFC or any of its Subsidiaries to return or destroy all confidential information previously furnished to such person by or on behalf of GAFC or any of its Subsidiaries. GAFC shall not release any third party from, or waive any provisions of, any confidentiality agreements or standstill agreement to which it or any of its Subsidiaries is a party.

5.2 Advice of Changes. Prior to the Closing, each party shall promptly advise the other party orally and in writing to the extent that it has knowledge of (i) any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate in any material respect or (ii) the failure by it to comply in any material respect with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

5.3      Access and Information.

         (a) Upon reasonable notice and subject to applicable laws relating to the exchange of information, GAFC shall (and shall cause GAFC's Subsidiaries to) afford Acquisition Corp. and its representatives (including, without limitation, officers and employees of Acquisition Corp. and its affiliates and counsel, accountants and other professionals retained by Acquisition Corp.) such reasonable access during normal business hours throughout the period prior to the Effective Time to the books, records (including, without limitation, tax returns and work papers of independent auditors), contracts, properties, personnel and to such other information relating to GAFC and GAFC's Subsidiaries as Acquisition Corp. may reasonably request; provided, however, that no investigation pursuant to this Section 5.3 shall affect or be deemed to modify any representation or warranty made by GAFC in this Agreement and provided, further, that such access shall be subject to permissions from such Governmental Entities as may be required. Neither GAFC nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of its customers, jeopardize the attorney-client privilege of the institution in possession or control of such information or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties will make appropriate and reasonable substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

     (b) From the date hereof until the Effective Time, GAFC shall, and shall cause GAFC's Subsidiaries to, promptly provide Acquisition Corp. with (i) a copy of each report filed with a Government Regulator, (ii) a copy of each periodic report to its senior management and all materials relating to its business or operations furnished to its Board of Directors, (iii) a copy of each press release made available to the public and (iv) all other information concerning its business, properties and personnel as Acquisition Corp. may reasonably request.

     (c) Acquisition Corp. will not, and will cause its representatives not to, use any information obtained pursuant to this Section 5.3 for any purpose unrelated to the consummation of the transactions contemplated by this Agreement. Subject to the requirements of applicable law and the Confidentiality Agreement, Acquisition Corp. will keep confidential, and will cause its representatives to keep confidential, all information and documents obtained pursuant to this Section 5.3 unless such information (i) was already known to Acquisition Corp. or an affiliate of Acquisition Corp., other than pursuant to a confidentiality agreement or other confidential relationship, (ii) becomes available to Acquisition Corp. or an affiliate of Acquisition Corp. from other sources not known by such party to be bound by a confidentiality agreement or other obligation of secrecy, (iii) is disclosed with the prior written approval of GAFC or (iv) is or becomes readily ascertainable from published information or trade sources.

     (d) GAFC shall give notice, and shall cause GAFC Bank to give notice, to a designee of Acquisition Corp., and shall invite such person to attend all regular and special meetings of the Board of Directors of GAFC and GAFC Bank and all meetings of the Loan Committee of GAFC Bank. Such designees shall have no right to vote and shall not attend sessions of board and committees during which there is being discussed (i) matters involving this Agreement, (ii) information or material that GAFC or GAFC Bank is required or obligated to maintain as confidential under applicable laws or regulations or policies or procedures of GAFC or GAFC Bank, or (iii) pending or threatened litigation or investigations if, in the opinion of counsel to GAFC, the presence of such designees would or might adversely affect the confidential nature of or any privilege relating to the matters being discussed.

5.4   Applications; Consents.

     (a) The parties hereto shall cooperate with each other and shall use their reasonable best efforts to prepare and file as soon as practicable after the date hereof all necessary applications, notices and filings to obtain all permits, consents, approvals and authorizations of all Governmental Entities that are necessary or advisable to consummate the transactions contemplated by this Agreement. GAFC and Acquisition Corp. shall furnish each other with all information concerning themselves, their respective subsidiaries, and their respective subsidiaries' directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any application, notice or filing made by or on behalf of Acquisition Corp., GAFC or any of their respective subsidiaries to any Governmental Entity in connection with the transactions contemplated by this Agreement. Acquisition Corp. and GAFC shall have the right to review in advance, and to the extent practicable each will consult with the other on, all the information relating to Acquisition Corp. and GAFC, as the case may be, and any of their respective subsidiaries, that appears in any filing made with, or written materials submitted to, any Governmental Entity pursuant to this Section 5.4(a).

     (b) As soon as practicable after the date hereof, each of the parties hereto shall, and they shall cause their respective subsidiaries to, use its best efforts to obtain any consent, authorization or approval of any third party that is required to be obtained in connection with the transactions contemplated by this Agreement.

5.5 Antitakeover Provisions. GAFC and its Subsidiaries shall take all steps required by any relevant federal or state law or regulation or under any relevant agreement or other document to exempt or continue to exempt Acquisition Corp., Acquisition Sub, the Agreement, and the Merger from any provisions of an antitakeover nature in GAFC's or its Subsidiaries' certificate of incorporation and bylaws, or similar organizational documents, and the provisions of any federal or state antitakeover laws.

5.6 Additional Agreements. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take promptly, or cause to be taken promptly, all actions and to do promptly, or cause to be done promptly, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement as expeditiously as possible, including using efforts to obtain all necessary actions or non-actions, extensions, waivers, consents and approvals from all applicable Governmental Entities, effecting all necessary registrations, applications and filings (including, without limitation, filings under any applicable state securities laws) and obtaining any required contractual consents and regulatory approvals.

5.7 Publicity. The initial press release announcing this Agreement shall be a joint press release and shall occur only after GAFC has informed its staff of the Merger. Thereafter GAFC and Acquisition Corp. shall consult with each other and mutually agree prior to issuing any press releases or otherwise making public statements (including any written communications to stockholders) with respect to the Merger and any other transaction contemplated hereby and in making any filings with any Governmental Entity; provided, however, that nothing in this Section 5.7 shall be deemed to prohibit any party from making any disclosure which its counsel deems necessary in order to satisfy such party's disclosure obligations imposed by law.

5.8 Stockholder Meeting. GAFC will submit to its stockholders this Agreement and any other matters required to be approved or adopted by stockholders in order to carry out the intentions of this Agreement. In furtherance of that obligation, GAFC will, as promptly as practicable after the execution of this Agreement, take, in accordance with applicable law and its certificate of incorporation and bylaws, all action necessary to call and give notice of a meeting of its stockholders (the "Stockholder Meeting") and mail the Proxy Statement, and convene and hold the Stockholder Meeting. GAFC's Board of
Directors   will  use  all  reasonable  best  efforts  to  obtain  from  GAFC's stockholders a vote approving this Agreement. Subject to the exercise of their fiduciary duties, GAFC's Board of Directors shall recommend to GAFC's stockholders approval of this Agreement, the Proxy Statement shall include a statement to the effect that GAFC's Board of Directors has recommended that GAFC's stockholders vote in favor of the approval of this Agreement and neither GAFC's Board of Directors nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify, the recommendation of GAFC's Board of Directors that GAFC's stockholders vote in favor of approval of this Agreement or make any statement in connection with the Stockholder Meeting inconsistent with such recommendation.

5.9 Proxy Statement. GAFC shall prepare a proxy statement and related materials relating to the matters to be submitted to the GAFC stockholders at the Stockholder Meeting (such proxy statement and related materials and any amendments or supplements thereto, the "Proxy Statement"). Upon request, Acquisition Corp. will furnish to GAFC the information required to be included in the Proxy Statement with respect to its business and affairs and shall have the right to review and consult with GAFC and approve the form of, and any characterizations of such information included in, the Proxy Statement prior to its being mailed to stockholders. GAFC shall provide Acquisition Corp. and its counsel a reasonable opportunity for review and comment on the Proxy Statement prior to its being mailed to stockholders. If at any time prior to the Effective Time any information relating to Acquisition Corp. or GAFC, or any of their respective affiliates, officers or directors, should be discovered by
Acquisition Corp. or GAFC which should be set forth in an amendment or supplement to the Proxy Statement so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other party hereto and, to the extent required by law, rules or regulations, an appropriate amendment or supplement describing such information shall be promptly disseminated to the stockholders of GAFC.

5.10 Notification of Certain Matters. Each party shall give prompt notice to the other of: (i) any event or notice of, or other communication relating to, a default or event that, with notice or lapse of time or both, would become a default, received by it or any of its Subsidiaries subsequent to the date of this Agreement and prior to the Effective Time, under any contract material to the financial condition, properties, businesses or results of operations of each party and its Subsidiaries taken as a whole to which each party or any Subsidiary is a party or is subject; and (ii) any event, condition, change or occurrence which individually or in the aggregate has, or which, so far as reasonably can be foreseen at the time of its occurrence, is reasonably likely to result in a Material Adverse Effect. Each of GAFC and Acquisition Corp. shall give prompt notice to the other party of any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with any of the transactions contemplated by this Agreement.

5.11 Employee Benefit Matters. All persons who are employees of GAFC Bank immediately prior to the Effective Time (a "Continuing Employee") shall, a t the Effective Time, continue as employees of GAFC Bank. All of the Continuing Employees shall be employed at the will of GAFC Bank and no contractual right to employment shall inure to such employees because of this Agreement.

5.12 D&O Liability Coverage. Acquisition Corp. will use its reasonable best efforts to obtain coverage under Acquisition Corp.'s director's and officers liability policy for a period of three years for claims made against the directors and officers of GAFC and its subsidiaries related to matters existing prior to the Effective Time, provided that the premium cost of such coverage, if obtainable, shall not exceed $100,000, and provided, further, that if the amount of the premiums for such coverage exceeds $100,000, Acquisition Corp. will use its reasonable best efforts to obtain such coverage as may be available for such amount.

5.13 Cooperation. GAFC agrees that it shall, and shall cause GAFC Bank and the other GAFC Subsidiaries, to: (i) make any accounting adjustments or entries to its books of account and other financial records; (ii) make adjustments to GAFC Bank's loan loss reserve; (iii) sell or transfer any investment securities held by it; (iv) charge-off any Loan; (v) create any new reserve account or make additional provisions to any other existing reserve account; (vi) make changes in any accounting method; (vii) accelerate, defer or accrue any anticipated obligation, expense or income item; and (viii) make any other adjustments which would affect the financial reporting of the Surviving Corporation, on a consolidated basis after the Effective Time, in each case as Acquisition Corp. shall reasonably request, provided that neither GAFC nor GAFC Bank shall be obligated to take any such requested action until immediately prior to the Closing and at such time as all conditions precedent to GAFC's obligations under this Agreement (except for the completion of actions to be taken at the Closing) have been satisfied, and that no such adjustment which GAFC or GAFC Bank would not have been required to make but for the provisions of this Section 5.13 in and of itself shall result in a breach of any warranty or representation made herein, change the amount of the Merger Consideration to be paid to the holders of GAFC Common Stock, or delay the Closing or Acquisition Corp.'s receipt of the Regulatory Approvals.

5.14 Greater Atlantic Capital Trust I. Immediately upon the execution of this Agreement, GAFC shall take such steps as may be necessary under applicable law to commence a tender offer for all of the convertible trust preferred securities issued under Greater Atlantic Capital Trust I held by shareholders other than GAFC. GAFC agrees that consummation of the tender offer shall be conditioned on the receipt of (i) irrevocable tenders for at least 816,627 of the convertible trust preferred securities outstanding as of the date of this Agreement and (ii) all regulatory approvals of any Governmental Entity required to permit the consummation of the transactions contemplated by this Agreement and the approval of this Agreement by the GAFC stockholders. Notwithstanding anything in this Agreement to the contrary, GAFC further agrees that the aggregate consideration to be paid for securities tendered in such offer (assuming 100 percent of such securities are tendered) shall be $688,558 (which amount shall be prorated based on the actual number of securities tendered), provided, however, that the allocation of the aggregate consideration among the holders of tendered securities may be determined by GAFC in accordance with the terms of the tender offer and applicable law. GAFC shall consult with Acquisition Corp. regarding the timing of the tender offer and the timing of payment for the tendered securities and provide to Acquisition Corp. for review and comment copies of all materials related to the tender offer which are to be filed with the SEC and/or provided to holders.

5.15 Reston Branch Lease. GAFC shall use its reasonable best efforts to obtain such modifications to the terms of the GAFC Bank's Reston, Virginia branch lease as may be requested by Acquisition Corp. GAFC shall act in consultation with Acquisition Corp. with respect to such lease modifications and, if requested, shall allow representatives of Acquisition Corp. to participate in or otherwise hold direct discussions with the landlord.


                      Article VI Conditions to Consummation

6.1 Conditions to Each Party's Obligations. The respective obligations of each party to effect the Merger shall be subject to the satisfaction of the following conditions:

     (a) Stockholder Approval. This Agreement shall have been approved by the requisite vote of GAFC's stockholders in accordance with applicable laws and regulations.

     (b) Regulatory Approvals. All approvals, consents or waivers of any Governmental Entity required to permit consummation of the transactions contemplated by this Agreement shall have been obtained and shall remain in full force and effect, and all statutory waiting periods shall have expired;
provided, however, that none of such approvals, consents or waivers shall contain any condition or requirement that would so materially and adversely impact the economic or business benefits to Acquisition Corp. of the transactions contemplated hereby that, had such condition or requirement been known, Acquisition Corp. would not, in its reasonable judgment, have entered into this Agreement.

     (c) No Injunctions or Restraints; Illegality. No party hereto shall be subject to any order, decree or injunction of a court or agency of competent jurisdiction that enjoins or prohibits the consummation of the Merger and no Governmental Entity shall have instituted any proceeding for the purpose of enjoining or prohibiting the consummation of the Merger or any transactions contemplated by this Agreement. No statute, rule or regulation shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits or makes illegal consummation of the Merger.

     (d) Third Party Consents. Acquisition Corp. and GAFC shall have obtained the consent or approval of each person (other than the governmental approvals or consents referred to in Section 6.1(b)) whose consent or approval shall be required to consummate the transactions contemplated by this Agreement, except those for which failure to obtain such consents and approvals would not, individually or in the aggregate, have a Material Adverse Effect on Acquisition Corp. (after giving effect to the consummation of the transactions contemplated hereby).

6.2 Conditions to the Obligations of Acquisition Corp. The obligations of Acquisition Corp. to effect the Merger shall be further subject to the satisfaction of the following additional conditions, any one or more of which may be waived by Acquisition Corp.:

     (a) GAFC's Representations and Warranties. Each of the representations and warranties of GAFC contained in this Agreement and in any certificate or other writing delivered by GAFC pursuant hereto shall be true and correct in all material respects at and as of the Closing Date as though made at and as of the Closing Date, except that those representations and warranties that address matters only as of a particular date need only be true and correct as of such date.

     (b) Performance of GAFC's Obligations. GAFC shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time.

     (c) Officers' Certificate. Acquisition Corp. shall have received a certificate signed by the chief executive officer and the chief financial or principal accounting officer of GAFC to the effect that the conditions set forth in Sections 6.2(a) and (b) have been satisfied.

     (d) No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Material Adverse Effect with respect to GAFC.

     (e) Dissenters Rights. The aggregate number of shares of GAFC Common Stock with respect to which the holders thereof have exercised their dissenters' rights shall not exceed 10% of the outstanding shares of GAFC Common Stock as of the record date for the Stockholder Meeting.

     (f) Greater Atlantic Capital Trust I. GAFC shall have received the irrevocable tender of at least 816,827 of the convertible trust preferred securities outstanding under the Great Atlantic Capital Trust I.

     (g) Cease and Desist Order, Etc. The OTS shall have agreed that, upon the consummation of the transactions contemplated by this Agreement, (i) the Cease and Desist Order issued in writing to GAFC Bank (Order SE-08-05, effective April 25, 2008) and the Prompt Corrective Action Order (Order SE-09-028, effective May 22, 2009) are terminated or modified or replaced with commitments that are satisfactory to Acquisition Corp., in its sole discretion; and (ii) GAFC Bank's "troubled" bank designation is lifted.

     (h) Certain Employee Matters. GAFC shall have (i) terminated the Employee Severance Plans dated March 31, 2000 and October 2, 2006, (ii) terminated the employment agreement dated November 1, 1997 with Carroll E. Amos and (iii) terminated the GAFC stock option plans and obtained the cancellation of all stock options outstanding thereunder or a number of stock options satisfactory to Acquisition Corp. in its sole discretion.

6.3 Conditions to the Obligations of GAFC. The obligations of GAFC to effect the Merger shall be further subject to the satisfaction of the following additional conditions, any one or more of which may be waived by GAFC:

     (a) Acquisition Corp.'s Representations and Warranties. Each of the representations and warranties of Acquisition Corp. contained in this Agreement and in any certificate or other writing delivered by Acquisition Corp. pursuant hereto shall be true and correct in all material respects at and as of the Closing Date as though made at and as of the Closing Date, except that those representations and warranties that address matters only as of a particular date need only be true and correct as of such date.

     (b) Performance of Acquisition Corp.'s Obligations. Acquisition Corp. shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time.

     (c) Officers' Certificate. GAFC shall have received a certificate signed by the chief executive officer and the chief financial or principal accounting officer of Acquisition Corp. to the effect that the conditions set forth in Sections 6.3(a) and (b) have been satisfied.

                             Article VII Termination

7.1 Termination. This Agreement may be terminated, and the Merger abandoned, at any time prior to the Effective Time, by action taken or authorized by the Board of Directors of the terminating party, either before or after any requisite stockholder approval:

     (a) by the mutual written consent of Acquisition Corp. and GAFC; or

     (b) by either Acquisition Corp. or GAFC, in the event of the failure of GAFC's stockholders to approve the Agreement at the Stockholder Meeting; provided, however, that GAFC shall only be entitled to terminate the Agreement pursuant to this clause if it has complied in all material respects with its obligations under Section 5.8; or

     (c) by either Acquisition Corp. or GAFC, if either (i) any approval, consent or waiver of a Governmental Entity required to permit consummation of the transactions contemplated by this Agreement shall have been denied or (ii) any Governmental Entity of competent jurisdiction shall have issued a final, unappealable order enjoining or otherwise prohibiting consummation of the transactions contemplated by this Agreement; or

     (d) by either Acquisition Corp. or GAFC, in the event that the Merger is not consummated by September 30, 2009, unless the failure to so consummate by such time is due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein; or

     (e) by either Acquisition Corp. or GAFC (provided that the party seeking termination is not then in material breach of any representation, warranty, covenant or other agreement contained herein), in the event of a breach of any covenant or agreement on the part of the other party set forth in this Agreement, or if any representation or warranty of the other party shall have become untrue, in either case such that the conditions set forth in Sections
6.2(a) and (b) or Sections 6.3(a) and (b), as the case may be, would not be satisfied and such breach or untrue representation or warranty has not been or cannot be cured within thirty (30) days following written notice to the party committing such breach or making such untrue representation or warranty; or

     (f) by Acquisition Corp., (i) if GAFC shall have materially breached its obligations under Section 5.1 or Section 5.8 or (ii) if the Board of Directors of GAFC does not publicly recommend in the Proxy Statement that stockholders approve and adopt this Agreement or if, after recommending in the Proxy Statement that stockholders approve and adopt this Agreement, the Board of Directors of GAFC withdraws, qualifies or revises such recommendation or takes any action in any respect materially adverse to Acquisition Corp.; or

     (g) by Acquisition Corp., if there is imposed on Acquisition Corp. by any Governmental Entity a condition to the consummation of the transactions contemplated by this Agreement requiring Acquisition Corp. to increase the capital of GAFC Bank by an amount greater than $15,000,000.

7.2   Termination Fee.

     (a) In the event of termination of this Agreement by Acquisition Corp. pursuant to Section 7.1(f), so long as at the time of such termination Acquisition Corp. is not in material breach of any representation, warranty or material covenant contained herein, GAFC shall make payment to Acquisition Corp. of a termination fee in the amount of $50,000.

     (b) Notwithstanding anything in this Agreement to the contrary, in the event of a termination of this Agreement by either party pursuant to Section 7.1(b) or by Acquisition Corp. pursuant to Section 7.1(e) if the breach giving rise to such termination was knowing or intentional, or pursuant to Section 7.1(f), then so long as (i) at the time of such termination Acquisition Corp. is not in material breach of any representation, warranty or material covenant contained herein, (ii) prior to the Stockholder Meeting (in the case of termination pursuant to Section 7.1(b)) or the date of termination (in the case of termination pursuant to Sections 7.1(e) or (f)), an Acquisition Proposal has been publicly announced, disclosed or communicated and (iii) within 12 months of such termination GAFC shall consummate or enter into any agreement with respect to an Acquisition Proposal, GAFC shall make payment to Acquisition Corp. of a termination fee equal to the lesser of (i) $250,000 or (ii) $50,000 plus 25 percent of the amount by which the total consideration paid or payable to the GAFC stockholders and the holders of Greater Atlantic Capital Trust I trust preferred securities (by way of a tender offer or otherwise) in connection with such Acquisition Proposal exceeds $990,980


     (c) Any fee payable pursuant to this Section 7.2 shall be made by wire transfer of immediately available funds within two days after notice of demand for payment.

7.3   Breach; Remedies.

     (a) Except as provided in Section 7.2(b), in the event of any termination of this Agreement by Acquisition Corp. or GAFC as provided in Section 7.1(e) due to a willful failure by other party to perform any of its obligations, agreements or covenants contained in Articles IV or V of this Agreement, then the breaching party shall be obligated to pay the non-breaching party $50,000.

     (b) Notwithstanding anything contained in this Agreement to the contrary, the payment of the termination fee pursuant to the provisions of Section 7.2 or this Section 7.3 is intended by the parties to be, and shall constitute, liquidated damages and shall be the sole and exclusive remedy and shall be in lieu of any and all claims that the party terminating this Agreement that is entitled to such fee and its officers, directors and stockholders have, or might have against the other parties and their respective officers, directors and stockholders for any claims arising from, or relating in any way to, this Agreement or the Merger, and the party terminating this Agreement that is entitled to such termination fee and its officers, directors and stockholders shall not have any other rights or claims against the other parties and their respective officers, directors and stockholders.

                                  Article VIII
                              Certain Other Matters

8.1 Interpretation. When a reference is made in this Agreement to Sections or Exhibits such reference shall be to a Section of, or Exhibit to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for ease of reference only and shall not affect the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed followed by the words "without limitation." Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Any reference to gender in this Agreement shall be deemed to include any other gender.

8.2 Survival. Only those agreements and covenants of the parties that are by their terms applicable in whole or in part after the Effective Time, including
Section 5.12 of this Agreement, shall survive the Effective Time. All other representations, warranties, agreements and covenants shall be deemed to be conditions of the Agreement and shall not survive the Effective Time.

8.3 Waiver; Amendment. Prior to the Effective Time, any provision of this Agreement may be: (i) waived in writing by the party benefited by the provision or (ii) amended or modified at any time (including the structure of the transaction) by an agreement in writing between the parties hereto except that, after the vote by the stockholders of GAFC, no amendment or modification may be made that would reduce the amount or alter or change the kind of consideration to be received by holders of GAFC Common Stock or that would contravene any provision of Virginia law or the DGCL or the applicable state and federal banking laws, rules and regulations.

8.4 Counterparts. This Agreement may be executed in counterparts each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument. A facsimile or electronic copy of a signature page shall be deemed to be an original signature page.

8.5 Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of Virginia, without regard to conflicts of laws principles.

8.6 Expenses. Each party hereto will bear all expenses incurred by it in connection with this Agreement and the transactions contemplated hereby.

8.7 Notices. All notices, requests, acknowledgments and other communications hereunder to a party shall be in writing and shall be deemed to have been duly given when delivered by hand, overnight courier or facsimile transmission to such party at its address or facsimile number set forth below or such other address or facsimile transmission as such party may specify by notice (in accordance with this provision) to the other party hereto.

            If to Acquisition Corp:   MidAtlantic Bancorp, Inc..
                                      11465 Sunset Hills Road, Suite 230
                                      Reston, VA 20190
                                      Attention: Gary L. Martin

            With copies to:           Kilpatrick Stockton LLP
                                      Suite 900, 607 14th Street, NW
                                      Washington, DC  20005
                                      Facsimile: (202) 204-5615
                                      Attention: Eric S. Kracov

            If to GAFC, to:           Greater Atlantic Financial Corp.
                                      10700 Parkridge Blvd
                                      Suite P50
                                      Reston, VA 20191
                                      Attention: Carroll E. Amos
                                                 President and Chief Executive
                                                 Officer

            With copies to:           Luse  Gorman Pommerenk & Schick PC
                                      5335 Wisconsin Avenue, NW
                                      Washington, DC  20015
                                      Attention:  Eric Luse
                                                  John J. Gorman

8.8 Entire Agreement; etc. This Agreement, together with the Disclosure Letters, represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made. All terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Except for Section 5.12, which confers rights on the parties described therein, nothing in this Agreement is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

8.9 Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement may not be assigned by either party hereto without the written consent of the other party.

                            [Signature page follows]

In Witness Whereof, the parties hereto have caused this Agreement and Plan of Merger to be executed by their duly authorized officers as of the date first above written.


                            MIDATLANTIC BANCORP, INC.



                            By: /s/ Gary L. Martin
                               -----------------------------------------------
                               President

                               GAF Merger Corp.



                            By: /s/ Gary L. Martin
                               -----------------------------------------------
                               President


                            Greater Atlantic Financial Corp.


                            By: /s/ Carroll E. Amos
                               -----------------------------------------------
                               President and Chief Executive Officer

                                  Appendix B

                        Delaware General Corporation Law
                                   Section 262

     ss. 262. Appraisal rights. (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to ss. 251(g) of this title), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss. 264 of
this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection
     (f) of ss. 251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

               a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

               b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

               c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

               d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to ss. 228 or ss. 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
     (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                 REVOCABLE PROXY

                        GREATER ATLANTIC FINANCIAL CORP.
                         SPECIAL MEETING OF STOCKHOLDERS
                               ____________, 2009

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Greater Atlantic Financial Corp. (the "Company"), which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Meeting") to be held at the Crowne Plaza Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia at 2:00 p.m., (local time) on ______________, 2009. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:


                                                                FOR               AGAINST           ABSTAIN
                                                                ---               -------           -------
 1.      To approve and adopt the Agreement and Plan of
         Merger, dated June 15, 2009, by and among              [ ]                 [ ]               [ ]
         MidAtlantic Bancorp, Inc., GAF Merger Corp. and
         Greater Atlantic Financial Corp. (the "Merger
         Agreement"). Upon completion of the merger, you
         will be entitled to receive $0.10 in cash
         (without interest) for each share of Company
         common stock that you own unless you properly
         exercise and perfect dissenters' rights; and

                                                                FOR               AGAINST           ABSTAIN
 2.      To consider and vote upon a proposal to adjourn        ---               -------           -------
         the special meeting to a later date, if
         necessary, to permit further solicitation of           [ ]                 [ ]               [ ]
         proxies if there are not sufficient votes at
         the time of the meeting to adopt and approve
         the Merger Agreement; and

                                                                FOR               AGAINST           ABSTAIN
 3.      To authorize the Board of Directors, in its            ---               -------           -------
         discretion, to vote upon or transact any other
         business that may properly come before the             [ ]                 [ ]               [ ]
         special meeting (or any adjournment or
         postponement thereof).


The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER
BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force or effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Special Meeting and a proxy statement dated ________________, 2009.


Dated: _________________, 2009              [ ]  Check Box if You Plan to Attend
                                                 Meeting


-------------------------------             -----------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


-------------------------------             -----------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.